Exhibit 99.2

WEINGARTEN REALTY

People-to-People.Coast-to-Coast.

SAFEWAY

KROGER

THE HOME DEPOT

Supplemental Financial Information

Publix

Quarter ended September 30, 2011

2600 Citadel Plaza Dr, Ste 125 ◇ Houston, Texas 77008 ◇ 800.688.8865

Table of Contents

Page No.
Corporate Profile	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Supplemental Financial Data	5
Funds from Operations
Recurring Funds from Operations
Dividends
General and Administrative Expenses
Supplemental Income Statement Detail	6
Rentals, net
Fee Income From Real Estate Joint Ventures and Partnerships
Interest Expense, net
Interest and Other Income (Expense), net
Supplemental Analyst Information
Net Operating Income Including Joint Ventures
Equity in (Loss) Earnings of Real Estate Joint Ventures and Partnerships, net
Supplemental Balance Sheet Detail	7
Property
Straight Line Rent Receivable
Other Assets, net
Other Liabilities, net
Identified Intangible Assets and Liabilities
Capitalization and Coverage Ratios	8
Common Share Data
Capitalization
Capital Availability
Coverage Ratios
Net Debt to Adjusted EBITDA
Credit Ratings

Investment Activity
New Development Properties	10
Land Held for Development	11
Disposition and Acquisition Summary	12
Property Investment Summary	13

Summary of Debt
Debt Information	15
Outstanding Balance Summary
Fixed vs. Variable Rate Debt
Secured vs. Unsecured Debt
Weighted Average Interest Rates
Schedule of Maturities	16

Joint Ventures
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%	18
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share	19
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	20
Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships	21

Portfolio Summary
Tenant Diversification by Percent of Rental Revenues	23
Portfolio Operating Information	24
Lease Expirations
Leasing Activity - Signed Leases
Occupancy
Same Property Net Operating Income Growth
Total Net Operating Income by Geographic Region	25
Average Base Rents by CBSA	26-28

Property Listing	30-43

Other Topics of Interest
Reconciliation of Impairment Transactions	45

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of September 30, 2011, we owned or operated under long-term leases, interests in 386 developed income-producing properties and 10 new development properties (including 7 which are income-producing), which are located in 23 states that span the United States from coast to coast. Included in the portfolio are 317 shopping centers, 76 industrial projects, and 3 other operating properties. Our interests in these properties aggregated approximately 44.6 million square feet of leasable area. Our properties were 91.6% leased as of September 30, 2011, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF
8.1% 2019 Notes	WRD

Forward-Looking Statements

This prospectus supplement and the accompanying prospectus, including documents incorporated by reference, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) changes in expected development activity, (ix) increases in operating costs, (x) tax matters, including failure to qualify as a real estate investment trust, could have adverse consequences and (xi) investments through real estate joint ventures and partnerships involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures

The National Association of Real Estate Investment Trusts defines funds from operations (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,		Twelve Months Ended December 31,
	2011	2010	2011	2010	2010	2009	2008	2007
Revenues:
Rentals, net	$135,283	$129,800	$393,971	$389,543	$521,392	$534,443	$558,690	$529,769
Other	3,282	4,318	11,646	10,765	13,750	17,852	13,676	13,064

Total	138,565	134,118	405,617	400,308	535,142	552,295	572,366	542,833

Expenses:
Depreciation and amortization	38,872	35,921	114,499	107,466	145,805	142,487	145,388	118,625
Operating	25,422	24,658	75,242	74,535	102,269	99,673	110,389	97,076
Real estate taxes, net	17,213	14,796	48,894	46,422	61,493	67,268	67,250	61,179
Impairment loss	35,344	4,941	55,006	21,002	33,317	34,983	52,539
General and administrative	5,777	6,443	18,939	19,096	24,993	25,921	25,755	26,975

Total	122,628	86,759	312,580	268,521	367,877	370,332	401,321	303,855

Operating Income	15,937	47,359	93,037	131,787	167,265	181,963	171,045	238,978
Interest Expense, net	(35,814)	(36,579)	(110,005)	(111,124)	(148,152)	(152,041)	(155,020)	(154,858)
Interest and Other (Expense) Income, net	(494)	3,070	2,984	6,905	9,825	11,425	4,312	8,434
Equity in (Loss) Earnings of Real Estate Joint Ventures and Partnerships, net (a)	(3,034)	3,455	3,942	9,321	12,889	5,548	12,196	19,853
(Loss) Gain on Redemption of Convertible Senior Unsecured Notes				(135)	(135)	25,311	12,961
Gain on Land and Merchant Development Sales	383		1,346			18,688	8,407	16,385
(Provision) Benefit for Income Taxes	(471)	23	(229)	(93)	(185)	(6,273)	10,284	(4,073)

(Loss) Income from Continuing Operations	(23,493)	17,328	(8,925)	36,661	41,507	84,621	64,185	124,719

Operating (Loss) Income from Discontinued Operations	(13,060)	1,787	(7,734)	4,786	6,633	9,624	19,690	27,874
Gain on Sale of Property from Discontinued Operations	589		589	897	1,093	55,765	68,722	83,659

(Loss) Income from Discontinued Operations	(12,471)	1,787	(7,145)	5,683	7,726	65,389	88,412	111,533
Gain on Sale of Property	6	126	239	689	2,005	25,266	1,998	4,086

Net (Loss) Income	(35,958)	19,241	(15,831)	43,033	51,238	175,276	154,595	240,338
Less: Net Loss (Income) Attributable to Noncontrolling Interests	2,738	(1,712)	410	(3,093)	(5,032)	(4,174)	(8,943)	(10,237)

Net (Loss) Income Adjusted for Noncontrolling Interests	(33,220)	17,529	(15,421)	39,940	46,206	171,102	145,652	230,101
Preferred Share Dividends	(8,869)	(8,869)	(26,607)	(26,607)	(35,476)	(35,476)	(34,711)	(25,375)
Redemption Costs of Preferred Shares							(1,850)

Net (Loss) Income Attributable to Common Shareholders	$(42,089)	$8,660	$(42,028)	$13,333	$10,730	$135,626	$109,091	$204,726

Earnings Per Common Share - Basic	$(0.35)	$0.07	$(0.35)	$0.11	$0.09	$1.24	$1.29	$2.39

Earnings Per Common Share - Diluted	$(0.35)	$0.07	$(0.35)	$0.11	$0.09	$1.23	$1.28	$2.35

(a)	See Page 19 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors

Condensed Consolidated Balance Sheets

(in thousands, except per share amounts)

	September 30, 2011	December 31, 2010
ASSETS

Property	$4,659,001	$4,777,794
Accumulated Depreciation	(1,030,027)	(971,249)
Property Held for Sale, net	122,360

Property, net	3,751,334	3,806,545

Investment in Real Estate Joint Ventures and Partnerships, net (a)	342,672	347,526

Total	4,094,006	4,154,071
Notes Receivable from Real Estate Joint Ventures and Partnerships	149,814	184,788
Unamortized Debt and Lease Costs, net	119,207	116,437
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $10,297 in 2011 and $10,137 in 2010 )	84,203	95,859
Cash and Cash Equivalents	20,181	23,859
Restricted Deposits and Mortgage Escrows	11,018	10,208
Other, net	194,008	222,633

Total Assets	$4,672,437	$4,807,855

LIABILITIES AND EQUITY

Debt, net	$2,605,737	$2,589,448
Accounts Payable and Accrued Expenses	117,307	126,767
Other, net	106,671	111,383

Total Liabilities	2,829,715	2,827,598

Commitments and Contingencies

Equity:
Shareholders’ Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2011 and 2010; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2011 and 2010; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued and outstanding in 2011 and 2010; liquidation preference $350,000	4	4
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 120,840 in 2011 and 120,492 in 2010	3,641	3,630
Accumulated Additional Paid-In Capital	1,982,118	1,969,905
Net Income Less Than Accumulated Dividends	(293,446)	(151,780)
Accumulated Other Comprehensive Loss	(20,714)	(21,774)

Total Shareholders’ Equity	1,671,607	1,799,989
Noncontrolling Interests	171,115	180,268

Total Equity	1,842,722	1,980,257

Total Liabilities and Equity	$4,672,437	$4,807,855

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 19 for additional information.

Weingarten Realty Investors

Supplemental Financial Data

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Funds from Operations
Numerator:
Net (loss) income attributable to common shareholders	$(42,089)	$8,660	$(42,028)	$13,333
Depreciation and amortization	38,470	35,261	113,397	105,449
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	5,689	4,850	17,282	14,795
(Gain) on sale of property	(597)	(114)	(784)	(1,575)
Loss on sale of property of unconsolidated real estate joint ventures and partnerships			10	1

Funds from Operations - Basic	1,473	48,657	87,877	132,003
Funds from operations attributable to operating partnership units

Funds from Operations - Diluted	1,473	48,657	87,877	132,003
Adjustments for Recurring FFO:
Impairment loss, net of tax	52,642	4,941	75,302	21,117
Gain on acquisition			(4,559)
Loss on redemption of convertible senior unsecured notes				135
Extinguishment of debt cost, net	2,429		2,679
Acquisitions costs	12	92	276	158
Litigation settlement, net of tax			(1,040)
(Gain) on land and merchant development sales, net of tax	(382)	(92)	(1,446)	(92)

Recurring Funds from Operations - Diluted	$56,174	$53,598	$159,089	$153,321

Denominator:
Weighted average shares outstanding - Basic	120,413	119,978	120,301	119,899
Effect of dilutive securities:
Share options and awards *		839		811
Operating partnership units

Weighted average shares outstanding - Diluted	120,413	120,817	120,301	120,710

Funds from Operations per Share - Basic	$0.01	$0.41	$0.73	$1.10

Funds from Operations Per Share - Diluted	$0.01	$0.40	$0.73	$1.09
Adjustments for Recurring FFO per share:
Impairment loss, net of tax	0.44	0.04	0.62	0.18
Gain on acquisition			(0.03)
Loss on redemption of convertible senior unsecured notes
Extinguishment of debt cost, net	0.02		0.02
Acquisitions costs
Litigation settlement, net of tax			(0.01)
(Gain) on land and merchant development sales, net of tax			(0.01)

Recurring Funds from Operations Per Share - Diluted	$0.47	$0.44	$1.32	$1.27

Dividends
Common Dividends per Share	$0.275	$0.260	$0.825	$0.780

Common Dividends Paid as a % of Funds from Operations	2,256%	64.3%	113.4%	71.1%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.2%	4.8%	4.7%	4.8%

General and Administrative Expenses/Total Assets before Depreciation	0.10%	0.11%	0.33%	0.33%

*

Due to the net loss attributable to common shareholders for the three and nine months ended September 30, 2011, share options and awards are anti-dilutive and are excluded from the weighted average share calculations.

Weingarten Realty Investors

Supplemental Income Statement Detail

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Rentals, net
Base minimum rent, net	$104,102	$100,922	$307,516	$300,800
Straight line rent	951	1,512	3,505	5,947
Over/Under-market rentals, net	230	335	954	865
Percentage rent	1,375	1,360	3,306	3,337
Tenant reimbursements	28,625	25,671	78,690	78,594

Total	$135,283	$129,800	$393,971	$389,543

Fee Income from Real Estate Joint Ventures and Partnerships
Recurring	$1,652	$1,768	$4,815	$5,184
Non-Recurring		30	86	30

Total	$1,652	$1,798	$4,901	$5,214

Interest Expense, net
Interest paid or accrued	$36,878	$37,412	$111,951	$114,435
Over-market mortgage adjustment of acquired properties, net	(423)	(632)	(1,795)	(2,237)
Amortization of convertible bond discount	190	536	1,334	1,655

Gross interest expense	36,645	37,316	111,490	113,853
Capitalized interest	(831)	(737)	(1,485)	(2,729)

Total	$35,814	$36,579	$110,005	$111,124

Interest and Other Income (Expense), net
Interest income from joint ventures (primarily construction loans)	$832	$960	$2,581	$3,313
Deferred compensation interest (loss) income	(1,560)	1,030	(792)	659
Other	234	1,080	1,195	2,933

Total	$(494)	$3,070	$2,984	$6,905

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$138,565	$134,118	$405,617	$400,308
Operating expense	(25,422)	(24,658)	(75,242)	(74,535)
Real estate taxes	(17,213)	(14,796)	(48,894)	(46,422)

Total	95,930	94,664	281,481	279,351

Net Operating Income from Discontinued Operations	3,184	3,266	9,824	9,474

Minority Interests Share of Net Operating Income and Other Adjustments	(6,817)	(6,856)	(18,726)	(18,907)

Pro rata Income From Consolidated Ventures	92,297	91,074	272,579	269,918

Pro rata share of Unconsolidated Joint Ventures
Revenues	17,343	14,600	51,448	43,854
Operating expense	(2,886)	(2,494)	(8,621)	(7,499)
Real estate taxes	(2,040)	(1,664)	(6,182)	(5,477)

Total	12,417	10,442	36,645	30,878

Net Operating Income including Joint Ventures	$104,714	$101,516	$309,224	$300,796

Equity in (Loss) Earnings of Real Estate Joint Ventures and Partnerships, net
Net (loss) income from unconsolidated real estate joint ventures and partnerships	$(3,779)	$2,410	$656	$5,786
Intercompany fee income reclass	1,217	1,301	3,796	4,359
Other adjustments	(472)	(256)	(510)	(824)

Equity in (loss) earnings of real estate joint ventures and partnerships, net	$(3,034)	$3,455	$3,942	$9,321

Weingarten Realty Investors

Supplemental Balance Sheet Detail

(in thousands)

	September 30, 2011	December 31, 2010
Property
Land	$916,882	$925,497
Land held for development	126,281	170,213
Land under development	17,411	22,967
Buildings and improvements	3,541,225	3,610,889
Construction in-progress	57,202	48,228

Total	$4,659,001	$4,777,794

Straight Line Rent Receivable	$60,832	$57,941

Other Assets, net
Notes receivable and mortgage bonds, net	$64,421	$76,716
Debt service guaranty asset	74,075	97,000
Non-qualified benefit plan assets	13,746	15,059
Out-of-market rentals, net	6,446	6,318
Deferred income tax asset	11,424	11,869
Interest rate derivative	11,200	7,192
Other	12,696	8,479

Total	$194,008	$222,633

Other Liabilities, net
Deferred revenue	$15,821	$21,136
Non-qualified benefit plan liabilities	42,565	41,388
Deferred income tax payable	4,898	6,149
Out-of-market rentals, net	14,106	14,083
Interest rate derivative	655	108
Other	28,626	28,519

Total	$106,671	$111,383

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$17,780	$16,825
Above-market leases - Accumulated Amortization	(11,334)	(10,507)
Below-market assumed Mortgages (included in Debt, net)	5,722	5,722
Below-market assumed Mortgages - Accumulated Amortization	(1,611)	(1,157)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	77,534	71,272
Valuation of in place leases - Accumulated Amortization	(38,274)	(35,984)

Total	$49,817	$46,171

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$39,468	$37,668
Below-market leases - Accumulated Amortization	(25,362)	(23,585)
Above-market assumed mortgages (included in Debt, net)	45,670	48,149
Above-market assumed mortgages - Accumulated Amortization	(31,080)	(31,288)

Total	$28,696	$30,944

Weingarten Realty Investors

Capitalization and Coverage Ratios

(in thousands, except common share data and percentages)

		September 30,	December 31,
		2011	2010
Common Share Data
Closing Market Price		$21.17	$23.76

Dividend Yield		5.20%	4.38%

90-Day, Average Daily Trading Volume		1,176,798	1,109,792

Capitalization (As reported)
Debt		$2,605,737	$2,589,448
Preferred Shares		497,500	497,500
Common Shares at Market		2,558,183	2,862,890
Operating Partnership Units at Market		33,872	39,085

Total Market Capitalization		$5,695,292	$5,988,923

Debt to Total Market Capitalization		45.8%	43.2%

Capitalization (Pro rata)
Debt		$2,544,586	$2,521,278
Preferred Shares		497,500	497,500
Common Shares at Market		2,558,183	2,862,890
Operating Partnership Units at Market		33,872	39,085

Total Market Capitalization		$5,634,141	$5,920,753

Debt to Total Market Capitalization		45.2%	42.6%

Capital Availability
Revolving Credit Facility		$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility		185,000
Outstanding Letters of Credit Under Revolving Facility		2,250	52,401

Unused Portion of Credit Facility		$312,750	$447,599

Public Debt Covenant Ratios	Restrictions
Debt to Asset Ratio	Less than 60.0%	45.6%	45.9%
Secured Debt to Asset Ratio	Less than 40.0%	18.6%	19.8%
Fixed Charge Ratio	Greater than 1.5x	2.1x	2.4x
Unencumbered Asset Test	Greater than 100%	251.1%	249.7%

Net Debt to Adjusted EBITDA		6.76x	6.67x
Debt, net of cash and cash equivalents. EBITDA adjusted for gain/loss on sale of real estate and other non-cash items, primarily impairments.

Credit Ratings		S&P	Moody’s
Senior Debt		BBB	Baa2
Preferred Shares		BB+	Baa3
Outlook		Stable	Stable

Investment Activity

Weingarten Realty Investors

New Development Properties

As of September 30, 2011

(in thousands at pro rata share, except percentages)

				WRI Own %	Total Square Feet of Building Area (1)		Percent Leased		Pro Rata Spent Year-To- Date	Pro Rata Spent Inception to Date (2)	Total Estimated Investment (3)		Est. Final ROI %	Completions ($) Year To Date
	Center Name	Location	Anchors		Gross	Net	Net @ 100%	Gross			WRI Costs	Gross Costs
UNDER DEVELOPMENT
1	Whole Foods @ Carrollwood	Tampa, Florida	Whole Foods	100.0%	37	37	100.0%	100.0%	2,883	2,898	8,398	8,398
2	Dacula Market	Dacula, Georgia	Kroger#	100.0%	117	24	27.6%	85.1%	2,281	2,281	4,427	4,427
3	Surf City Crossing	Surf City (Wilmington), North Carolina	Harris Teeter	100.0%	75	63	89.0%	80.7%	1,467	7,989	7,712	7,712
4	Ridgeway Trace Center Phase 2	Memphis, Tennessee	Target #, Sports Authority, Best Buy, Petsmart, Staples	100.0%	80	80	68.5%	68.5%	3,840	19,302	24,887	24,887
5	North Towne Plaza	Brownsville, Texas	Lowes#	100.0%	153	36	32.2%	84.1%	80	4,709	6,327	6,327
6	Westwood Center	San Antonio, Texas	Wal-Mart #	100.0%	304	69	50.7%	84.0%	753	17,036	15,978	15,978
7	Tomball Marketplace	Tomball, Texas	Academy#	100.0%	147	62	37.0%	73.5%	95	13,593	15,366	15,366
	Tomball Marketplace Phase 2	Tomball, Texas	Ross, Marshall’s	100.0%	168	100	55.4%	73.4%	4,520	11,206	16,754	16,754

	Total Wholly Owned				1,080	471	59.3%	80.2%	$15,918	$79,013	$99,850	$99,850	7.1%	$17,923

8	300 West*	Salt Lake City, Utah	Target #	31.8%	210	23	57.4%	85.4%	386	4,442	5,764	18,126
9	Riverpoint at Sheridan	Sheridan (Denver), Colorado	Costco #, Target #, Regal Cinema	50.0%	502	86	59.9%	86.3%	78	37,739	22,074	44,148
10	Clermont Landing Phase 2*	Clermont, Florida	JC Penney #, Epic Theater #, TJ Maxx, Ross	67.0%	63	24	33.2%	62.6%	—	3,249	4,355	6,503

	Total Joint Venture				775	133	55.9%	84.1%	$463	$45,430	$32,194	$68,777	6.6%	$975

	Total 10 Properties Under Development (exclusive of phasing)				1,855	604	58.1%	81.8%	$16,381	$124,444	$132,043	$168,627	7.0%	$18,898

					Spent Inception to Date (from above)						$124,444	$174,740
					Additional Capital Needed to Complete						32,177	35,819
					Reimbursement of Future Property Sales & Bond Proceeds						(24,578)	(41,933)

					Total Estimated Investment						$132,043	$168,627

	QTR	YTD							Remaining
	Completed	Completed	4Q’11E	1Q’12E	2Q’12E	3Q’12E	4Q’12E	1Q’13E	Balance
Completion ($)	$3,627	$18,898	$8,400 - $10,400	$6,100 - $9,100	$1,600 - $6,600	$12,500 - $17,500	$3,800 - $8,800	$2,700 - $7,700	$25,000 - $35,000
Weighted Return (%)	6.5%	7.1%	6.3% - 6.8%	6.8% - 7.3%	6.9% - 7.4%	7.7% - 8.2%	6.9% - 7.4%	7.3% - 7.8%	6.7% - 7.2%
Net Operating Income	$232	$1,347	$529 - $707	$415 - $664	$111 - $490	$960 - $1,431	$260 - $647	$196 - $598	$1,664 - $2,504

*	Unconsolidated Joint Venture
#	Denotes anchors that are not owned by Weingarten.
(1)

Total Building Area (Gross) square footage reflects 100% ownership including square feet owned by other. WRI’s share of building area (Net) square footage reflects WRI’s ownership percentage excluding square feet owned by other and excluding other possible future building area.

(2)	Net of non-cash impairment charges.
(3)	Net of anticipated proceeds from land sales and tax incentive financing.
Note:	Phased properties are counted as one property.

Weingarten Realty Investors

Land Held for Development

As of September 30, 2011

(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata
New Development Phased Projects
US Hwy 1 and Caveness Farms Road, Wake Forest - Raleigh, NC	100.0%	70.6
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Decatur at 215 - Las Vegas, NV	100.0%	16.2
Hwy 85 & Hwy 285, Sheridan, CO	50.0%	23.0
US 77 & FM 802, Brownsville, TX	100.0%	21.0
Mississippi at Havana, Aurora - Denver, CO	39.8%	15.4
US Hwy 17 & US Hwy 74/76, Leland, NC	100.0%	12.6
Bear Valley Road at Jess Ranch Parkway (III), Apple Valley, CA	50.0%	10.9
Culebra Road and Westwood Loop, San Antonio, TX	100.0%	9.3
South 300 West & West Paxton Avenue, Salt Lake City, UT	31.8%	4.6
State Hwy 95 & Bullhead Pkwy, Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy & State Rd 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St at Nolana Loop, McAllen, TX	50.0%	3.8
Bear Valley Road at Jess Ranch Parkway (II), Apple Valley, CA	50.0%	3.2
Southern Ave & Signal Butte Rd, Mesa, AZ	100.0%	2.1
SEC Poplar Ave at I-240, Memphis, TN	100.0%	1.2

Total New Development Phased Projects		270.0	$60,761	$49,273

Other Raw Land
FM 1957 (Potranco Rd) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, TX	100.0%	81.6
Shary Road and US Hwy 83, Mission, TX	50.0%	36.9
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh, NC	100.0%	11.7
Lon Adams Rd at Tangerine Farms Rd - Marana, AZ	50.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	9.0
SH 151 & Ingram Rd, San Antonio, TX	66.7%	8.5
Young Pines and Curry Ford Rd, Orlando, FL	100.0%	3.0
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other (2)	100.0%	39.5

Total Raw Land		429.5	$81,415	$60,803

Total Land Held For Development Properties		699.6	$142,175	$110,076

(1)	Net of impairment adjustments and valuation adjustments due to consolidation of joint ventures.
(2)	Primarily represents land parcels held by WRI for many years that have never been reported as new development assets.

Note:	Land costs account for $115.3 million of total investment at 100%, $88.3 million at pro rata share.

Weingarten Realty Investors

Disposition and Acquisition Summary

For the Period Ended September 30, 2011

(in thousands at pro rata share)

Center	City/State	Sq. Ft. of Bldg. Area at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap
Dispositions

1st Quarter
Paradise Market Place - Pad	Las Vegas, NV	—	1/25/11
3500 Atlanta Industrial Parkway	Atlanta GA	50	3/31/11
Siempre Viva Building *	San Diego, CA	66	3/31/11
Harrison Pointe Shopping Center - Pad	Cary, NC	—	3/31/11

2nd Quarter
Tomball Marketplace - Kohl’s Pad	Tomball, TX	—	4/06/11
Decatur 215 - Winco Pad	Las Vegas, NV	—	4/13/11
Pavilions at San Mateo - Pad	Albuquerque, NM	45	4/20/11
Tomball Marketplace - Pad	Tomball, TX	—	4/20/11
Shawnee Village	Shawnee, KS	132	6/14/11
Rockwall Market Center	Rockwall, TX	209	6/30/11

3rd Quarter
North Towne Plaza - Pad	Brownsville, TX	—	7/28/11
Southern Pines - Undeveloped Land	Southern Pines, NC	—	7/28/11
Crestview Building	Houston, TX	9	8/04/11
Siempre Viva Building *	San Diego, CA	56	8/22/11
Montgomery Plaza - Pad	Conroe, TX	—	8/31/11
Gillham Circle	Port Arthur, TX	33	9/20/11
3450 Atlanta Industrial Parkway	Atlanta, GA	66	9/23/11

Total Dispositions				$56,533	8.40%

			Date Acquired	Purchase Price	Yield
Acquisitions

1st Quarter
Promenade 23 (Redevelopment)	Seattle, WA	97	3/25/11

2nd Quarter
Atlantic West *	Jacksonville, FL	67	4/01/11
Atlantic North *	Jacksonville, FL	68	4/01/11
Kernan Village *	Jacksonville, FL	85	4/01/11
Palm Coast Landing Partership Interest	Palm Coast, FL	167	4/13/11
Cherry Creek Retail Center	Glendale, CO	79	6/16/11

3rd Quarter
None

Total Acquisitions				$68,482	6.90%

*	Unconsolidated real estate joint venture activity

Weingarten Realty Investors

Property Investment Summary

(in thousands at pro rata share)

	Acquisitions	New Development	Major Repairs	Tenant Finish	Remodels/ Existing Development (1)		Outside Broker Fees	All Other	Total
Quarter Ended 3/31/2011	$18,520	$1,688	$1,383	$9,263	$2,401		$1,486	$106	$34,847
Quarter Ended 6/30/2011	50,380	5,626	2,266	10,825	4,395		1,678	142	75,312
Quarter Ended 9/30/2011	—	9,067	3,932	12,271	5,911		1,533	135	32,849

Nine Months Ended 9/30/2011 (3)	$68,900	$16,381	$7,581	$32,359	$12,707		$4,697	$383	$143,008

Year Ended 12/31/2010	$193,131	$16,710	$13,786	$29,556	$14,608		$5,343	$1,337	$274,471
Year Ended 12/31/2009	$—	$71,167	$10,469	$21,672	$23,455		$3,878	$10,507	$141,148
Year Ended 12/31/2008	$2,685	$193,235	$20,570	$35,290	$37,781	(2)	$6,851	$8,231	$304,643

(1)	Primarily incremental investment on properties formerly classified as new development.
(2)	Includes approximately $12 million for costs incurred in 2008 for new development properties moved to land held for development.
(3)	Internal Leasing Fees are approximatley $11.8 million for the nine months ended September 30, 2011.

Summary of Debt

Weingarten Realty Investors

Debt Information

(in thousands, except percentages)

	September 30, 2011	3rd Quarter Weighted Average Rate (1)	December 31, 2010	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$1,028,960	6.26%	$1,123,490	6.36%
7% 2011 Bonds			117,670	7.00%
3.95% Convertible Bonds (2)	54,105	3.95%	129,933	3.95%
8.1% 2019 Notes	100,000	8.10%	100,000	8.10%
Unsecured Notes Payable	906,240	5.51%	918,439	5.51%
Term Loan	200,000	1.58%
Revolving Credit Agreements (3)	195,300	1.38%	80,000	1.75%
Industrial Revenue Bonds	1,674	2.58%	1,916	1.38%
Obligations under Capital Leases	45,383	7.55%	21,000	7.44%

Subtotal Consolidated Debt	2,531,662	5.25%	2,492,448	5.72%
Debt Service Guarantee Liability (4)	74,075		97,000

Total Consolidated Debt - As Reported	2,605,737	5.25%	2,589,448	5.72%
Less: Noncontrolling Interests and Other Adjustments	(259,025)		(260,971)
Plus: WRI Share of Unconsolidated Joint Ventures	197,874		192,801

Total Debt - Pro rata Share	$2,544,586	5.24%	$2,521,278	5.75%

	Debt Balance	3rd Quarter Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share)
(includes the effect of interest rate swaps)
As of September 30, 2011
Fixed-rate debt	$2,002,124	5.96%	78.7%	4.74
Variable-rate debt	542,462	1.94%	21.3%	3.24

Total	$2,544,586	5.24%	100.0%	4.42

As of December 31, 2010
Fixed-rate debt	$2,267,614	6.05%	89.9%
Variable-rate debt	253,664	3.64%	10.1%

Total	$2,521,278	5.75%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
As of September 30, 2011
Secured Debt	$1,040,741	6.31%	40.9%	5.03
Unsecured Debt	1,503,845	4.47%	59.1%	4.00

Total	$2,544,586	5.24%	100.0%	4.42

As of December 31, 2010
Secured Debt	$1,119,630	6.43%	44.4%
Unsecured Debt	1,401,648	5.19%	55.6%

Total	$2,521,278	5.75%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 09/30/11	5.25%	5.24%
Three months ended 12/31/10	5.72%	5.75%
Twelve months ended 12/31/10	5.73%	5.75%

(1)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, discounts on convertible bond repurchases, revolver facility fee, and other loan costs related to financing.
(2)	The convertible bonds, with a remaining face value of $54.1 million, mature August 1, 2026 with an option to redeem anytime after August 2011 and an initial conversion price of $49.075 per share.
(3)

Weighted average revolving interest rate excludes the effect of the facility fee of 50 basis points on the total commitment paid quarterly in arrears. The weighted average revolving interest rate with the facility fee is 2.46% and 8.49% for the third quarter 2011 and the fourth quarter 2010, respectively.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors

Schedule of Maturities

As of September 30, 2011

(in thousands, except percentages)

	As Reported			Pro rata Share
	Maturities	Weighted Average Rate (4)		Maturities	Weighted Average Rate (4)		Floating Rate	Fixed Rate	Secured	Unsecured
2011(1)	$8,109	6.39%		$8,455	6.36%		$1,769	$6,686	$8,455	$—
2012	507,195	4.10%		516,056	4.13%		204,461	311,595	132,796	383,260
2013	315,094	5.83%		279,740	5.72%		237	279,503	106,149	173,591
2014	473,863	5.65%		428,898	5.53%		237	428,661	113,898	315,000
2015	245,603	6.28%		209,591	6.03%		237	209,354	119,591	90,000
2016	231,311	6.47%		245,556	6.22%		6,749	238,807	170,556	75,000
2017	142,119	6.85%		164,269	6.37%			164,269	139,269	25,000
2018	64,411	7.18%		25,410	6.35%			25,410	15,840	9,570
2019	153,747	7.94%		157,275	7.31%			157,275	57,275	100,000
2020	3,658	7.60%		64,103	7.21%			64,103	64,103	0
Thereafter (2)	121,129	5.44%		130,511	5.61%			130,511	44,686	85,825

Subtotal	2,266,239			2,229,864			213,690	2,016,174	972,618	1,257,246

Revolving Credit Agreements	195,300	1.55	%(5)	195,300	1.55	%(5)	195,300			195,300
Other (3)	141,099			119,422			13,882	105,540	68,123	51,299
Swap Maturities:	3,099
2014							50,000	(50,000)
2017							69,590	(69,590)

Total	$2,605,737	5.51%		$2,544,586	5.50%		$542,462	$2,002,124	$1,040,741	$1,503,845

(1)	Includes $1.8 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2)	Thereafter includes $54.1 million of convertible bonds maturing in 2026 which have an option to be called by us.
(3)

Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps and discounts on notes. The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(4)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, discounts on convertible bond repurchases, revolver facility fee, and other loan costs related to financing.
(5)	Weighted average revolving interest rate excludes the effect of the facility fee of 50 basis points on the total commitment paid quarterly in arrears.

Joint Ventures

Weingarten Realty Investors

Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
Condensed Statements of Income	2011	2010	2011	2010
Revenues:
Base minimum rent, net	$38,156	$35,262	$115,006	$105,211
Straight line rent	892	744	2,688	2,155
Over/Under-market rentals, net	250	2,006	1,494	3,620
Percentage rent	63	142	396	545
Tenant reimbursements	9,636	8,788	28,735	27,666
Other income	3,504	1,060	6,374	3,412

Total	52,501	48,002	154,693	142,609

Expenses:
Depreciation and amortization	16,507	15,087	51,051	45,730
Interest, net	9,557	8,613	28,394	26,754
Operating	8,961	8,296	26,791	24,441
Real estate taxes, net	6,001	5,529	18,607	18,008
General and administrative	865	974	2,834	2,871
Provision for income taxes	85	53	286	198
Impairment loss	26,718	—	28,776	231

Total	68,694	38,552	156,739	118,233

Gain on land and merchant development sales	—	184	—	184
Loss on sale of property	—	—	(21)	(3)

Net (loss) income	$(16,193)	$9,634	$(2,067)	$24,557

Condensed Balance Sheets	September 30, 2011	December 31, 2010
ASSETS
Property	$2,102,657	$2,142,524
Accumulated depreciation	(283,705)	(247,996)

Property, net	1,818,952	1,894,528

Other assets, net	182,047	168,091

Total	$2,000,999	$2,062,619

LIABILITIES AND SHAREHOLDERS’ EQUITY

Debt, net	$559,838	$552,552
Amounts payable to Weingarten Realty Investors and Affiliates	170,969	202,092
Other liabilities, net	51,679	45,331

Total	782,486	799,975

Accumulated equity	1,218,513	1,262,644

Total	$2,000,999	$2,062,619

Weingarten Realty Investors

Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
Condensed Statements of Income	2011	2010	2011	2010
Revenues:
Base minimum rent, net	$12,795	$10,725	$38,231	$31,945
Straight line rent	342	267	1,138	957
Over/Under-market rentals, net	(93)	403	42	733
Percentage rent	38	58	116	198
Tenant reimbursements	3,268	2,648	9,601	8,493
Other income	993	499	2,320	1,528

Total	17,343	14,600	51,448	43,854

Expenses:
Depreciation and amortization	5,689	4,850	17,282	14,795
Interest, net	3,502	2,815	10,335	8,908
Operating	2,886	2,494	8,621	7,499
Real estate taxes, net	2,040	1,664	6,182	5,477
General and administrative	353	439	1,206	1,284
Provision for income taxes	38	19	131	80
Impairment loss	6,614	—	7,025	115

Total	21,122	12,281	50,782	38,158

Gain on land and merchant development sales	—	91	—	91
Loss on sale of property	—	—	(10)	(1)

Net (loss) income	$(3,779)	$2,410	$656	$5,786

Condensed Balance Sheets	September 30, 2011	December 31, 2010
ASSETS
Property	$638,466	$649,890
Accumulated depreciation	(96,228)	(84,609)

Property, net	542,238	565,281
Notes receivable from real estate joint ventures and partnerships	5,441	5,561
Unamortized debt and lease costs, net	25,826	24,179
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $839 in 2011 and $566 in 2010)	17,291	17,145
Cash and cash equivalents	13,937	9,314
Restricted deposits and mortgage escrows	2,290	3,861
Notes receivable and mortgage bonds, net	409	400
Out-of-market rentals, net	2,780	2,827
Other assets, net	2,323	2,277

Total	$612,535	$630,845

LIABILITIES AND SHAREHOLDERS’ EQUITY

Debt, net	$199,102	$193,989
Amounts payable to Weingarten Realty Investors and Affiliates	75,271	91,581
Accounts payable and accrued expenses	7,693	5,720
Deferred revenue	1,043	1,457
Out-of-market rentals, net	4,147	4,750
Interest rate derivative	918	502
Other liabilities, net	1,870	1,374

Total	290,044	299,373

Accumulated equity	322,491	331,472

Total	$612,535	$630,845

Notes:

The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors

Investments in Unconsolidated Real Estate Joint Ventures & Partnerships

September 30, 2011

(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Loss) of Unconsolidated JVs
TIAA Florida Retail LLC	7	1,259	$319,157		20.0%		$62,464	$1,198
AEW SRP, LLC	9	899	148,651	$103,870	25.0%	$25,967	7,982	(3,174)
Collins	8	1,165	152,017	27,945	50.0%	13,972	55,071	1,860
AEW—Institutional Client	6	523	127,152	66,231	20.0%	13,246	11,224	(1,114)
BIT Retail	3	715	153,785		20.0%		29,833	858
BIT Investment Thirty-Six, LP	12	3,939	204,281	17,855	20.0%	3,571	31,399	69
Eagle AN, LP	9	2,560	69,664	40,156	22.5%	9,023	4,697	455
Jamestown	6	1,351	150,128	91,189	20.0%	18,238	11,332	615
Fidelis Realty Partners	1	491	144,970	88,469	57.8%	51,091	31,160	1,451
Sleiman Enterprises	3	220	30,024	12,405	50.0%	6,203	11,913	87
Other	23	3,793	501,170	111,718	51.7%	57,790	85,599	1,636

Total	87	16,915	$2,000,999	$559,838	29.3%	$199,102	$342,672	$3,942

Joint Venture Description

RETAIL
TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
AEW SRP, LLC	Retail joint venture with an institutional partner through AEW Capital Management
Collins	Primarily a development joint venture in the Texas Rio Grande valley
AEW—Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Partners Realty	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida

INDUSTRIAL
BIT Investment Thirty-Six, LP	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP	Industrial joint venture with American National Insurance Company

(1)	Excludes land held for development.

Weingarten Realty Investors

Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships

As of September 30, 2011

Balance Summary

Joint Venture Partner	# of Mortgaged Properties	Mortgage Balance (in thousands) (1)	Average Interest Rate (2)	Average Remaining Term (yrs)
AEW SRP, LLC	7	$103,870	5.7%	4.3
Collins	2	27,945	6.2%	9.9
AEW - Institutional Client	6	66,231	5.7%	2.5
BIT Investment Thirty-Six, LP	2	17,855	6.6%	1.3
Eagle AN, LP	2	40,156	5.5%	5.5
Jamestown	6	91,189	5.7%	4.1
Fidelis Realty Partners	1	88,469	4.3%	9.1
Sleiman Enterprises	2	12,405	5.6%	3.9
Other	6	109,814	5.5%	5.3

Total	34	$557,934	5.5%	4.5

Schedule of Maturities
	At 100%		At WRI Share
	Maturities (in thousands) (1)	Weighted Average Rate (2)	Maturities (in thousands) (1)	Weighted Average Rate (2)
2011	$3,144	5.5%	$1,047	5.4%
2012	48,756	5.4%	12,393	5.3%
2013	54,807	5.4%	19,242	5.3%
2014	115,781	5.3%	26,966	5.2%
2015	40,889	5.3%	10,187	5.2%
2016	80,174	5.2%	21,996	5.1%
2017	57,161	5.0%	25,978	5.0%
2018	6,631	5.0%	3,350	5.0%
2019	6,984	5.0%	3,528	5.0%
2020	118,388	5.4%	60,445	5.3%
Thereafter	25,219	6.3%	12,742	6.3%

Total	$557,934		$197,874

(1)	Excludes non-cash debt related items.

(2)	Average and weighted average interest rates exclude the effects of ASC 805 “ Business Combinations” and loan costs related to financing.

Note: All mortgages are fixed rate except for one included in “other”, which has a variable rate mortgage ($3.3 million at 100%) and matures in 2012.

Portfolio Summary

Weingarten Realty Investors

Tenant Diversification by Percent of Rental Revenues

(in thousands at pro rata share, except percentages and # of units)

As of 9/30/2011

Rank	Tenant N\ame	DBAs	# of Units	Rental Revenue	Square Feet
1	The Kroger Co.	Kroger, Smith Food, Ralphs, Fry’s Food, King Soopers	27	2.33%	1,306

2	T.J.X. Companies, Inc.	T.J. Maxx, Marshalls, Home Goods	39	2.04%	897

3	Ross Stores, Inc.	Ross Dress for Less	37	1.82%	775

4	Safeway, Inc.	Safeway, Randalls, Von’s	18	1.32%	754

5	Petsmart, Inc.		21	1.29%	400

6	The Sports Authority		10	1.08%	371

7	Office Depot, Inc.		24	0.97%	435

8	H E Butt Grocery		7	0.96%	367

9	Home Depot, Inc.		5	0.92%	535

10	Harris Teeter		9	0.90%	403

11	Gap, Inc.	Gap, Old Navy, Banana Republic	18	0.90%	263

12	Best Buy, Inc.		12	0.88%	285

13	Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks	44	0.88%	383

14	Bed Bath & Beyond, Inc.		19	0.79%	392

15	24 Hour Fitness Inc.		7	0.78%	179

16	Petco Animal Supplies, Inc.		22	0.76%	238

17	Publix Super Markets, Inc.		21	0.72%	432

18	Whole Foods		6	0.70%	224

19	Toys ‘R’ Us	Toys R Us, Babies R Us	9	0.68%	321

20	Raley’s	Raley’s Bel Air Markets	6	0.63%	331

21	Thrifty Payless, Inc.	Rite Aid	17	0.62%	244

22	Office Max Inc.		11	0.62%	238

23	Barnes & Noble Inc.	Barnes & Noble, Bookstop Booksellers	9	0.62%	204

24	Staples		12	0.61%	241

25	Delhaize Group	Food Lion, Sweet Bay	10	0.58%	365

	Total		420	24.42%	10,582

Weingarten Realty Investors

Portfolio Operating Information

(in thousands at pro rata share, except percentages and # of units and leases)

Lease Expirations

As of September 30, 2011

	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2011	1.64%	1.62%	3.53%	3.78%	2.11%	1.85%
2012	10.39%	12.04%	15.96%	17.41%	11.79%	12.63%
2013	14.43%	15.16%	22.30%	22.63%	16.40%	15.97%
2014	14.05%	13.61%	16.86%	15.62%	14.77%	13.84%
2015	13.36%	12.82%	14.26%	13.19%	13.60%	12.87%
2016-2020	31.99%	32.06%	26.12%	26.45%	30.57%	31.49%
2021-2030	13.18%	11.62%	0.98%	0.92%	10.16%	10.48%

Leasing Activity

Signed Leases

	Number		New Rent	Prior Rent		Cash Change
	of Leases	Square Feet	$PSF	$PSF	TI’s $PSF	in Base Rent
Three Months Ended September 30, 2011
Retail New Leases	89	277	$15.24	$14.73	$17.95	3.5%
Retail Renewals	211	615	16.54	16.40	0.10	0.8%
Industrial	34	349	4.74	4.72	1.18	0.5%
Not Comparable Spaces	85	304

Total	419	1,545	$12.93	$12.74	$4.39	1.5%

Nine Months Ended September 30, 2011
Retail New Leases	291	745	$15.86	$16.72	$14.23	-5.1%
Retail Renewals	691	2,448	14.48	14.23	0.32	1.8%
Industrial	120	1,187	5.24	5.21	1.28	0.6%
Not Comparable Spaces	235	966

Total	1,337	5,346	$12.21	$12.21	$2.95	0.0%

Occupancy

	Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
Signed Basis
Retail
Mid-Atlantic Region	90.5%	89.9%	89.7%	93.9%	94.4%
Southeastern Region	93.4%	92.0%	92.1%	92.2%	91.8%
Western Region	94.6%	94.5%	94.5%	94.5%	92.1%
Mountain Region	92.4%	93.0%	94.1%	94.3%	94.2%
Central Region	93.3%	92.6%	91.7%	91.8%	91.5%

Total Retail	92.8%	92.4%	92.3%	93.0%	92.6%
Industrial	87.9%	88.0%	87.0%	88.8%	86.9%

Total	91.6%	91.2%	90.9%	91.9%	91.1%

Commenced Basis
Retail
Mid-Atlantic Region	87.8%	88.1%	87.1%	90.4%	90.0%
Southeastern Region	89.4%	89.6%	88.5%	89.2%	89.3%
Western Region	90.8%	90.6%	90.5%	88.9%	89.9%
Mountain Region	90.6%	91.1%	92.6%	92.7%	92.5%
Central Region	90.1%	89.0%	88.8%	88.4%	88.3%

Total Retail	89.8%	89.6%	89.5%	89.8%	89.8%
Industrial	86.4%	86.1%	85.8%	87.4%	85.4%

Total	88.9%	88.7%	88.5%	89.2%	88.6%

Same Property Net Operating Income Growth (1)

Cash Basis

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Retail
Central Region	0.8%	0.5%	0.0%	-0.6%
Mountain Region	-2.3%	2.6%	0.5%	-0.4%
Western Region	0.2%	3.6%	1.3%	0.1%
Mid-Atlantic Region	-4.3%	2.6%	-2.4%	2.7%
Southeast Region	-0.5%	2.1%	-0.9%	0.1%

Total Retail	-1.0%	2.0%	-0.2%	0.2%
Industrial	-6.2%	-4.9%	-3.7%	-2.3%

Total	-1.5%	1.2%	-0.6%	-0.1%

(1)

Same Property NOI Growth includes the company’s share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments.

Weingarten Realty Investors

Total Net Operating Income by Geographic Region (1)

(in thousands at pro rata share, except percentages)

	Nine Months Ended September 30,				Twelve Months Ended December 31,
	2011	%	2010	%	2010	%	2009	%	2008	%	2007	%
Western Region
California	$40,160	13.3%	$38,049	13.1%	$50,943	13.1%	$50,136	12.7%	$51,176	12.1%	$50,503	11.3%
Washington	1,373	0.5%	868	0.3%	1,171	0.3%	1,124	0.3%	1,193	0.3%	1,295	0.3%
Oregon	1,010	0.3%	1,009	0.3%	1,345	0.3%	1,342	0.3%	1,385	0.3%	929	0.2%

Total Western Region	42,543	14.1%	39,927	13.7%	53,459	13.7%	52,602	13.3%	53,754	12.7%	52,727	11.8%

Mountain Region
Nevada	$22,961	7.6%	$23,242	8.0%	$30,906	8.0%	$31,505	8.0%	$34,360	8.1%	$31,338	7.0%
Arizona	19,540	6.4%	18,046	6.2%	24,287	6.2%	26,845	6.8%	26,181	6.2%	23,192	5.2%
Colorado	9,066	3.0%	7,484	2.6%	10,099	2.6%	9,136	2.3%	10,779	2.5%	12,162	2.7%
New Mexico	3,853	1.3%	3,763	1.3%	5,250	1.4%	8,714	2.2%	11,355	2.7%	10,472	2.3%
Utah	2,629	0.9%	2,631	0.9%	3,548	0.9%	3,557	0.9%	3,614	0.9%	3,545	0.8%

Total Mountain Region	58,048	19.2%	55,167	19.0%	74,090	19.1%	79,757	20.2%	86,289	20.4%	80,709	18.0%

Central Region
Texas	$95,961	31.6%	$90,019	31.1%	$121,035	31.1%	$113,454	28.7%	$124,407	29.2%	$154,800	34.7%
Louisiana	6,116	2.0%	5,656	2.0%	7,715	2.0%	8,363	2.1%	10,907	2.6%	12,831	2.9%
Arkansas	2,332	0.8%	2,227	0.8%	2,065	0.5%	2,960	0.7%	3,129	0.7%	2,378	0.5%
Illinois	1,856	0.6%	2,028	0.7%	3,019	0.8%	1,875	0.5%	1,949	0.5%	1,980	0.4%
Kansas	826	0.3%	1,529	0.5%	2,732	0.7%	3,048	0.8%	3,006	0.7%	3,028	0.7%
Missouri	897	0.3%	879	0.3%	1,214	0.3%	1,405	0.4%	1,182	0.3%	1,440	0.3%
Oklahoma	807	0.3%	739	0.3%	1,034	0.3%	975	0.2%	955	0.2%	1,009	0.2%

Total Central Region	108,796	35.9%	103,077	35.7%	138,814	35.7%	132,080	33.4%	145,535	34.2%	177,466	39.7%

Eastern Region
North Carolina	$19,314	6.4%	$18,564	6.5%	$24,869	6.4%	$25,476	6.5%	$26,978	6.3%	$27,027	6.1%
Georgia	15,019	5.0%	16,318	5.6%	21,798	5.6%	22,643	5.7%	25,039	5.9%	23,929	5.4%
Tennessee	5,564	1.8%	4,450	1.5%	6,261	1.6%	5,009	1.3%	7,015	1.6%	6,964	1.6%
Kentucky	5,125	1.7%	5,252	1.8%	7,019	1.8%	6,766	1.7%	6,629	1.6%	6,787	1.5%
Virginia	2,646	0.9%	2,739	0.9%	3,634	0.9%	3,626	0.9%	2,551	0.6%	2,036	0.5%
South Carolina	199	0.1%	219	0.1%	285	0.1%	306	0.1%	277	0.1%	287	0.1%
Maine	155	0.1%	288	0.1%	321	0.1%	355	0.1%	278	0.1%	381	0.1%

Total Eastern Region	48,021	16.0%	47,829	16.5%	64,186	16.5%	64,181	16.3%	68,767	16.2%	67,411	15.3%

Southeast Region
Florida	$45,144	14.8%	$43,830	15.1%	$58,135	15.0%	$66,170	16.8%	$70,335	16.5%	$67,400	15.2%

Total Southeast Region	45,144	14.8%	43,830	15.1%	58,135	15.0%	66,170	16.8%	70,335	16.5%	67,400	15.2%

Total Net Operating Income	$302,553	100.0%	$289,830	100.0%	$388,684	100.0%	$394,790	100.0%	$424,681	100.0%	$445,713	100.0%

(1)

The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI’s ownership percentages ranging from 7.8% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors

Average Base Rents by CBSA

As of 9/30/2011

(in thousands at pro rata share, except per square foot amounts)

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Retail
West Region
Los Angeles-Long Beach et al, CA	3	584	$17.04	395	$5,610	$14.19	153	$3,734	$24.41
Madera, CA	1	85	$12.97	52	$522	$10.02	28	$515	$18.48
Modesto, CA	1	79	$13.98	47	$476	$10.01	24	$524	$21.82
Redding, CA	1	121	$16.73	65	$564	$8.73	47	$1,297	$27.81
Riverside et al, CA	5	734	$18.98	389	$5,253	$13.50	283	$7,504	$26.52
Sacramento—Arden et al, CA	5	625	$11.27	342	$1,837	$5.37	237	$4,692	$19.77
San Diego-Carlsbad et al, CA	3	286	$22.24	162	$2,336	$14.41	106	$3,624	$34.20
San Francisco-Oakland et al, CA	3	442	$21.51	241	$3,733	$15.51	186	$5,440	$29.27
San Jose-Sunnyvale et al, CA	2	145	$20.61	66	$423	$6.43	75	$2,486	$32.99
Santa Cruz-Watsonville, CA	1	150	$10.78	93	$565	$6.06	45	$927	$20.52
Santa Rosa-Petaluma, CA	1	195	$10.74	55	$393	$7.20	20	$411	$20.31
Vallejo-Fairfield, CA	3	364	$16.52	180	$1,446	$8.04	161	$4,183	$25.98

California	29	3,811	$16.94	2,087	$23,156	$11.10	1,365	$35,338	$25.88
Portland-Vancouver et al, OR-WA	3	120	$13.69	66	$575	$8.75	39	$859	$22.00

Oregon	3	120	$13.69	66	$575	$8.75	39	$859	$22.00
Seattle-Tacoma-Bellevue, WA	5	179	$15.63	93	$1,198	$12.85	60	$1,203	$19.92

Washington	5	179	$15.63	93	$1,198	$12.85	60	$1,203	$19.92

Total West Region	37	4,109	$16.80	2,246	$24,929	$11.10	1,465	$37,400	$25.53

Mountain Region
Lake Havasu City-Kingman, AZ	1	182	$14.60	112	$1,425	$12.67	24	$562	$23.82
Phoenix-Mesa-Scottsdale, AZ	17	1,383	$14.00	757	$6,422	$8.49	525	$11,514	$21.95
Tucson, AZ	5	632	$14.64	317	$2,793	$8.82	212	$4,950	$23.32

Arizona	23	2,198	$14.22	1,186	$10,640	$8.97	760	$17,026	$22.39
Colorado Springs, CO	2	299	$8.60	243	$1,813	$7.46	41	$629	$15.44
Denver-Aurora, CO	11	1,200	$14.64	583	$6,372	$10.92	302	$6,585	$21.83

Colorado	13	1,499	$13.18	826	$8,184	$9.90	342	$7,214	$21.07
Las Vegas-Paradise, NV	13	2,366	$14.87	1,479	$15,477	$10.47	680	$16,625	$24.43

Nevada	13	2,366	$14.87	1,479	$15,477	$10.47	680	$16,625	$24.43
Albuquerque, NM	4	430	$15.15	176	$1,672	$9.50	153	$3,314	$21.66

New Mexico	4	430	$15.15	176	$1,672	$9.50	153	$3,314	$21.66
Provo-Orem, UT	1	30	$16.07	12	$165	$13.96	18	$316	$17.44
Salt Lake City, UT	3	290	$12.29	188	$1,913	$10.19	77	$1,346	$17.39

Utah	4	320	$12.68	200	$2,078	$10.42	96	$1,662	$17.40

Total Mountain Region	57	6,812	$14.22	3,866	$38,051	$9.84	2,032	$45,842	$22.56

Central Region
Little Rock-N. Little Rock, AR	3	358	$9.22	273	$2,108	$7.72	48	$858	$17.74

Arkansas	3	358	$9.22	273	$2,108	$7.72	48	$858	$17.74
Chicago et al, IL-IN-WI	1	304	$10.78	268	$2,554	$9.52	21	$562	$27.09

Illinois	1	304	$10.78	268	$2,554	$9.52	21	$562	$27.09
Topeka, KS	1	116	$8.57	116	$991	$8.57	0	$0	$0.00

Kansas	1	116	$8.57	116	$991	$8.57	0	$0	$0.00
Hammond, LA	1	225	$6.40	124	$405	$3.27	89	$953	$10.76
Lafayette, LA	1	138	$9.61	75	$530	$7.08	62	$786	$12.67
Lake Charles, LA	4	447	$7.49	278	$1,537	$5.53	93	$1,249	$13.35
Monroe, LA	1	141	$5.64	89	$341	$3.82	44	$411	$9.32
New Orleans-Metairie-Kenner, LA	2	140	$14.65	78	$792	$10.13	59	$1,212	$20.69

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Shreveport-Bossier City, LA	1	5	$23.44	0	$0	$0.00	4	$91	$23.44

Louisiana	10	1,096	$8.35	644	$3,605	$5.60	351	$4,702	$13.41
St. Louis, MO-IL	2	229	$9.04	130	$1,068	$8.21	46	$521	$11.39

Missouri	2	229	$9.04	130	$1,068	$8.21	46	$521	$11.39
Oklahoma City, OK	2	164	$7.75	104	$570	$5.51	52	$637	$12.19

Oklahoma	2	164	$7.75	104	$570	$5.51	52	$637	$12.19
Amarillo, TX	2	68	$9.08	14	$67	$4.77	33	$363	$10.88
Beaumont-Port Arthur, TX	5	248	$8.49	146	$734	$5.02	90	$1,271	$14.13
Brownsville-Harlingen, TX	1	12	$14.05	0	$0	$0.00	12	$163	$14.05
College Station-Bryan, TX	1	107	$10.89	86	$923	$10.74	21	$242	$11.51
Corpus Christi, TX	1	372	$13.39	245	$2,312	$9.43	112	$2,466	$22.08
Dallas-Fort Worth-Arlington, TX	9	1,062	$13.50	486	$5,512	$11.34	382	$6,206	$16.24
Houston-Baytown-Sugar Land, TX	62	5,046	$14.51	2,957	$29,848	$10.09	1,769	$38,714	$21.88
Killeen-Temple-Fort Hood, TX	1	115	$12.56	98	$1,084	$11.04	17	$363	$21.35
Laredo, TX	2	375	$13.91	219	$2,408	$10.98	101	$2,052	$20.25
Lubbock, TX	1	152	$9.42	112	$740	$6.58	38	$680	$17.80
Lufkin, TX	1	248	$6.62	205	$1,085	$5.30	22	$415	$18.94
McAllen-Edinburg-Pharr, TX	7	494	$12.29	360	$3,600	$10.01	96	$1,998	$20.85
Rio Grande City, TX	1	88	$11.30	76	$804	$10.63	10	$160	$16.56
San Antonio, TX	7	596	$12.51	367	$3,315	$9.02	205	$3,847	$18.75
Tyler, TX	1	60	$7.31	33	$212	$6.35	9	$98	$10.87

Texas	102	9,044	$13.42	5,405	$52,643	$9.74	2,917	$59,038	$20.24

Total Central Region	121	11,311	$12.52	6,940	$63,539	$9.16	3,435	$66,318	$19.31

Mid-Atlantic Region
Atlanta-Sandy Springs et al, GA	14	1,561	$13.92	797	$7,649	$9.60	472	$10,017	$21.22
Gainesville, GA	1	29	$15.85	21	$239	$11.31	8	$219	$28.16

Georgia	15	1,590	$13.96	818	$7,888	$9.64	480	$10,236	$21.33
Lexington-Fayette, KY	2	299	$13.74	218	$2,023	$9.27	174	$3,362	$19.35
Louisville, KY-IN	1	169	$11.95	93	$848	$9.17	69	$1,085	$15.66

Kentucky	3	468	$13.21	311	$2,872	$9.24	243	$4,446	$18.30
Lewiston-Auburn, ME	1	128	$5.99	61	$313	$5.18	21	$172	$8.37

Maine	1	128	$5.99	61	$313	$5.18	21	$172	$8.37
Charlotte-Gastonia et al, NC-SC	4	319	$17.01	154	$2,136	$13.91	131	$2,712	$20.63
Durham, NC	6	287	$11.70	157	$1,390	$8.86	86	$1,451	$16.92
Raleigh-Cary, NC	12	1,548	$11.54	926	$6,954	$7.51	494	$9,430	$19.08
Southern Pines-Pinehurst, NC	1	252	$8.75	131	$683	$5.20	71	$1,088	$15.30
Wilmington, NC	2	138	$11.89	98	$883	$9.05	35	$697	$19.71

North Carolina	25	2,545	$12.01	1,465	$12,045	$8.22	818	$15,378	$18.80
Hilton Head Island-Beaufort, SC	1	22	$14.99	5	$47	$9.00	14	$241	$17.25

South Carolina	1	22	$14.99	5	$47	$9.00	14	$241	$17.25
Memphis, TN-MS-AR	7	588	$12.90	371	$4,134	$11.15	152	$2,607	$17.17

Tennessee	7	588	$12.90	371	$4,134	$11.15	152	$2,607	$17.17

Total Mid-Atlantic Region	52	5,340	$12.69	3,031	$27,299	$9.01	1,727	$33,080	$19.15

Southeast Region
Fort Walton Beach et al, FL	2	70	$15.01	50	$676	$13.45	16	$326	$19.77
Jacksonville, FL	5	429	$10.67	317	$2,675	$8.44	84	$1,597	$19.08
Miami-Fort Lauderdale et al, FL	17	1,110	$15.75	556	$5,489	$9.87	407	$9,685	$23.78
Orlando, FL	14	1,796	$15.27	1,083	$13,284	$12.27	472	$10,462	$22.18
Palm Bay-Melbourne et al, FL	3	182	$8.59	102	$590	$5.79	52	$730	$14.11
Palm Coast, FL	1	171	$18.09	106	$1,477	$13.90	61	$1,541	$25.47
Port St. Lucie-Fort Pierce, FL	1	50	$10.23	43	$384	$8.99	5	$107	$20.40
Punta Gorda, FL	2	25	$16.59	15	$215	$14.34	6	$141	$21.79
Sarasota-Bradenton-Venice, FL	1	97	$10.45	46	$324	$7.13	32	$490	$15.11

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Tampa-St. Petersburg et al, FL	5	1,092	$13.58	674	$7,352	$10.90	305	$5,957	$19.50

Florida	51	5,023	$14.32	2,992	$32,470	$10.85	1,441	$31,035	$21.54

Total Southeast Region	51	5,023	$14.32	2,992	$32,470	$10.85	1,441	$31,035	$21.54

Total Retail	318	32,596	$13.71	19,075	$186,289	$9.77	10,100	$213,674	$21.16

Industrial

West Region
San Diego-Carlsbad et al, CA	1	121	$6.05	41	$241	$5.92	1	$14	$9.66

California	1	121	$6.05	41	$241	$5.92	1	$14	$9.66

Total West Region	1	121	$6.05	41	$241	$5.92	1	$14	$9.66

Central Region
Austin-Round Rock, TX	6	428	$9.72	89	$907	$10.23	276	$2,640	$9.55
Dallas-Fort Worth-Arlington, TX	16	2,516	$4.51	1,678	$6,849	$4.08	447	$2,734	$6.12
Houston-Baytown-Sugar Land, TX	25	2,885	$5.60	2,182	$11,364	$5.21	357	$2,854	$8.00
San Antonio, TX	4	687	$5.37	361	$1,998	$5.53	195	$987	$5.07

Texas	51	6,517	$5.43	4,310	$21,118	$4.90	1,274	$9,215	$7.23

Total Central Region	51	6,517	$5.43	4,310	$21,118	$4.90	1,274	$9,215	$7.23

Mid-Atlantic Region
Atlanta-Sandy Springs et al, GA	8	1,374	$3.62	1,038	$3,701	$3.57	21	$134	$6.42

Georgia	8	1,374	$3.62	1,038	$3,701	$3.57	21	$134	$6.42
Memphis, TN-MS-AR	3	685	$2.59	581	$1,502	$2.58	2	$8	$4.21

Tennessee	3	685	$2.59	581	$1,502	$2.58	2	$8	$4.21
Richmond, VA	9	903	$4.62	769	$3,514	$4.57	4	$52	$13.92

Virginia	9	903	$4.62	769	$3,514	$4.57	4	$52	$13.92

Total Mid-Atlantic Region	20	2,961	$3.69	2,388	$8,717	$3.65	26	$193	$7.32

Southeast Region
Lakeland, FL	2	768	$4.27	605	$2,586	$4.27	0	$0	$0.00
Tampa-St. Petersburg et al, FL	3	896	$3.78	727	$2,720	$3.74	17	$91	$5.32

Florida	5	1,665	$4.00	1,333	$5,306	$3.98	17	$91	$5.32

Total Southeast Region	5	1,665	$4.00	1,333	$5,306	$3.98	17	$91	$5.32

Total Industrial	77	11,264	$4.78	8,071	$35,382	$4.38	1,319	$9,514	$7.21

Joint venture properties are reflected at WRI’s pro rata share.

Occupied SF based on commenced leases.

# of properties and GLA differ from property list due to new development properties with no commenced leases and the combining of certain properties on the property list.

Property Listing

Weingarten Realty Investors

Summary Property Listing

As of September 30, 2011

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total
Arizona	24	2,218,990	—	1,724,034	3,943,024
Arkansas	3	358,030	—	—	358,030
California	30	3,931,916	833,658	1,112,373	5,877,947
Colorado	13	1,498,716	1,128,279	1,572,780	4,199,773
Florida	56	6,724,069	3,303,536	1,805,906	11,833,509
Georgia	24	3,090,171	935,166	1,054,223	5,079,560
Illinois	1	303,566	—	—	303,566
Kansas	1	115,716	—	—	115,716
Kentucky	4	610,815	—	127,614	738,429
Louisiana	11	1,150,590	423,587	710,317	2,284,494
Maine	1	128,348	42,783	10,807	181,938
Missouri	2	229,232	28,317	—	257,549
Nevada	12	2,365,942	—	1,250,305	3,616,247
New Mexico	4	429,630	—	306,157	735,787
North Carolina	25	2,544,638	181,859	746,402	3,472,899
Oklahoma	2	163,996	—	—	163,996
Oregon	3	119,909	90,927	62,600	273,436
South Carolina	1	21,530	64,590	—	86,120
Tennessee	9	1,272,906	677,263	154,340	2,104,509
Texas	152	15,899,302	5,529,903	3,719,305	25,148,511
Utah	4	320,168	89,748	435,160	845,076
Virginia	9	902,881	1,601,942	—	2,504,823
Washington	5	178,535	327,497	65,346	571,378

Grand Total	396	44,579,596	15,259,055	14,857,669	74,696,317

Total Retail	317	32,879,159	10,122,671	14,491,819	57,493,646

Total Industrial	76	11,420,120	5,136,384	365,850	16,922,354

Total Other	3	280,317	—	—	280,317

Footnotes for detail property listing

(1) Denotes partial ownership. The square feet figures represent WRI’s proportionate ownership of the property held by the joint venture or partnership.

(2) Denotes property currently under development.

(3) Denotes properties that are not consolidated for SEC reporting purposes.

(+) Denotes supermarket or discount store offering full service grocery along with general merchandise.

NOTE: Square feet is reflective of area available to be leased. Certain listed properties may have additional square feet under WRI ownership.

Weingarten Realty Investors

Property Listing

As of September 30, 2011

						Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes		WRI Owned	Joint Venture Share	Owned by Other	Total
Retail
Operating Properties

Arizona

Mohave Crossroads	Lake Havasu City-Kingman, AZ	Target (O.B.O.), Kohls (O.B.O.), PetSmart, Staples, Bed Bath & Beyond, Ross Dress for Less	100.00%			182,168	0	213,309	395,477
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket + (O.B.O.), Office Max, PetSmart, Dollar Tree	100.00%			103,568	0	74,651	178,219
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ	Whole Foods +	100.00%			129,822	0	3,198	133,020
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ	Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.), Borders (O.B.O.)	100.00%			29,834	0	164,475	194,309
Fry’s Ellsworth Plaza	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket + (O.B.O.)	100.00%			9,034	0	64,574	73,608
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ	Safeway + (O.B.O.)	100.00%			45,751	0	62,800	108,551
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	100.00%			69,212	0	129,800	199,012
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ	Hobby Lobby, Dollar Tree	100.00%			92,626	0	14,112	106,738
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket +, Office Max	100.00%			134,494	0	108,220	242,714
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket + (O.B.O.), Home Depot (O.B.O.)	100.00%			40,025	0	279,042	319,067
Rancho Encanto	Phoenix-Mesa-Scottsdale, AZ	Fresh N Easy +, Family Dollar, Leon Furniture	100.00%			66,787	0	5,383	72,170
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ	Basha’s +	100.00%			60,728	0	0	60,728
Desert Village	Phoenix-Mesa-Scottsdale, AZ	AJ Fine Foods +, CVS Pharmacy	100.00%			101,828	0	5,386	107,214
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket +, Dollar Tree, Lowes (O.B.O.)	100.00%			102,761	0	192,052	294,813
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ	Safeway + (O.B.O.)	100.00%			10,237	0	138,146	148,383
Basha’s Valley Plaza	Phoenix-Mesa-Scottsdale, AZ	Basha’s +, Ross Dress for Less	100.00%			145,518	0	8,362	153,880
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ	Office Max, Ace Hardware	100.00%			82,757	0	4,622	87,379
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ	Fry’s Food & Drug +, Petco, Dollar Tree	100.00%			158,269	0	0	158,269
Entrada de Oro	Tucson, AZ	Wal-Mart Neighborhood Market +	100.00%			88,665	0	20,410	109,075
Madera Village	Tucson, AZ	Safeway +, Walgreens, Dollar Tree	100.00%			96,732	0	10,161	106,893
Oracle Crossings	Tucson, AZ	Sprouts Farmers Market +, Kohl’s, Home Goods	100.00%			253,163	0	10,000	263,163
Oracle Wetmore	Tucson, AZ	Home Depot (O.B.O.), PetSmart, Walgreens, Ulta	100.00%			149,961	0	193,128	343,089
Shoppes at Bears Path	Tucson, AZ	Osco Drug (O.B.O.), Carondelet Health Care Corp., Leslie Pools	100.00%			43,928	0	22,203	66,131

Arizona Total:	# of Properties: 23					2,197,868	0	1,724,034	3,921,902

Arkansas
Markham Square	Little Rock-N. Little Rock, AR	Burlington Coat Factory, Ross Dress for Less	100.00%			126,904	0	0	126,904
Markham West	Little Rock-N. Little Rock, AR	Office Depot, Michaels, Academy, Bassett Furniture, Dollar Tree	100.00%			178,500	0	0	178,500
Westgate	Little Rock-N. Little Rock, AR	SteinMart	100.00%			52,626	0	0	52,626

Arkansas Total:	# of Properties: 3					358,030	0	0	358,030

California
Centerwood Plaza	Los Angeles-Long Beach et al, CA	Bestway Supermarket +, Buck-A-Roos	100.00%			75,486	0	0	75,486
Buena Vista Marketplace	Los Angeles-Long Beach et al, CA	Ralph’s +, Dollar Tree	100.00%			90,805	0	24,535	115,340
Westminster Center	Los Angeles-Long Beach et al, CA	Albertsons +, Rite Aid, Ross Dress for Less, Home Depot, Petco, Edward’s	100.00%			417,820	0	7,870	425,690
Hallmark Town Center	Madera, CA	Food 4 Less +, Bally Total Fitness	100.00%			85,066	0	13,293	98,359
Marshalls Plaza	Modesto, CA	Marshalls, Dress Barn, Guitar Center	100.00%			78,752	0	7,200	85,952
Shasta Crossroads	Redding, CA	Food Maxx +, Target (O.B.O.), Sports Authority (O.B.O.), Ashley Furniture (O.B.O.)	100.00%			121,183	0	131,468	252,651
Jess Ranch Marketplace	Riverside et al, CA	Winco Foods + (O.B.O.), Burlington Coat Factory, PetSmart, Rite Aid, Big 5	50.00%	(1	)(3)	104,384	104,384	99,170	307,937
Jess Ranch Phase III	Riverside et al, CA	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness	50.00%	(1	)(3)	89,794	89,794	5,532	185,121
Chino Hills Marketplace	Riverside et al, CA	Von’s +, Rite Aid, Dollar Tree, 24 Hour Fitness	100.00%			311,124	0	0	311,124
Menifee Town Center	Riverside et al, CA	Ralph’s +, Ross Dress for Less, Dollar Tree	100.00%			124,431	0	124,303	248,734

Weingarten Realty Investors

Property Listing

As of September 30, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Stoneridge Town Centre	Riverside et al, CA	Super Target + (O.B.O), Best Buy, Office Max, Kohl’s	67.00%	(1)(3)	104,692	51,565	275,015	431,272
Prospectors Plaza	Sacramento-Arden et al, CA	SaveMart +, Kmart, Long’s Drug Store	100.00%		228,345	0	8,614	236,959
Arcade Square	Sacramento-Arden et al, CA	Grocery Outlet +, Lifestyle Furniture	100.00%		76,497	0	0	76,497
Discovery Plaza	Sacramento-Arden et al, CA	Bel Air Market +	100.00%		93,398	0	0	93,398
Summerhill Plaza	Sacramento-Arden et al, CA	Raley’s +, Dollar Tree	100.00%		128,880	0	0	128,880
Valley	Sacramento-Arden et al, CA	Raley’s +	100.00%		98,240	0	8,765	107,005
El Camino Promenade	San Diego-Carlsbad et al, CA	T.J. Maxx, Staples, Dollar Tree, Beverages & More	100.00%		129,651	0	0	129,651
Rancho San Marcos Village	San Diego-Carlsbad et al, CA	Von’s +, 24 Hour Fitness	100.00%		120,829	0	14,260	135,089
San Marcos Plaza	San Diego-Carlsbad et al, CA	Albertsons + (O.B.O.)	100.00%		35,880	0	45,206	81,086
580 Market Place	San Francisco-Oakland et al, CA	Safeway +, 24 Hour Fitness, Petco	100.00%		100,165	0	0	100,165
Fremont Gateway Plaza	San Francisco-Oakland et al, CA	Raley’s +, 24 Hour Fitness, Big Cinemas	100.00%		194,601	0	167,100	361,701
Greenhouse Marketplace	San Francisco-Oakland et al, CA	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	100.00%		147,063	0	89,769	236,832
Silver Creek Plaza	San Jose-Sunnyvale et al, CA	Safeway +, Walgreens, Orchard Supply (O.B.O.)	100.00%		132,925	0	65,000	197,925
Tully Corners Shopping Center	San Jose-Sunnyvale et al, CA	Food Maxx +, Petco	10.00%	(1)(3)	11,599	104,393	0	115,992
Freedom Centre	Santa Cruz-Watsonville, CA	Safeway +, Rite Aid, Big Lots, Ace Hardware	100.00%		150,241	0	0	150,241
Stony Point Plaza	Santa Rosa-Petaluma, CA	Food Maxx +	100.00%		195,192	0	5,442	200,634
Southampton Center	Vallejo-Fairfield, CA	Raley’s +, Ace Hardware	100.00%		162,764	0	0	162,764
Sunset Center	Vallejo-Fairfield, CA	Rite Aid, In-Shape City	100.00%		85,238	0	19,831	105,069
Creekside Center	Vallejo-Fairfield, CA	Raley’s +, Blockbuster	100.00%		115,991	0	0	115,991

California Total:	# of Properties: 29				3,811,036	350,136	1,112,373	5,273,545

Colorado
Academy Place	Colorado Springs, CO	Safeway + (O.B.O.), Target (O.B.O.), Ross Dress For Less	100.00%		83,878	0	206,586	290,464
Uintah Gardens	Colorado Springs, CO	King Sooper’s +, Walgreens, Big 5 Sporting Goods, Petco, ARC Thrift	100.00%		214,774	0	0	214,774
Aurora City Place	Denver-Aurora, CO	Super Target + (O.B.O.), Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart	50.00%	(1)(3)	182,642	182,642	182,000	547,283
The Gardens on Havana	Denver-Aurora, CO	Sprouts Farmers Market +, Target (O.B.O.), Kohl’s, Petco, Dick’s Sporting Goods, Toys ‘R’ Us, Office Depot	39.80%	(1)(3)	319,478	483,432	143,697	946,607
Green Valley Ranch Towne Center	Denver-Aurora, CO	King Sooper’s + (O.B.O.)	50.00%	(1)(3)	28,474	28,474	58,000	114,947
Lowry Town Center	Denver-Aurora, CO	Albertsons + (O.B.O.)	50.00%	(1)(3)	38,349	38,349	52,700	129,398
Edgewater Marketplace	Denver-Aurora, CO	King Sooper’s +, Ace Hardware, Target (O.B.O.)	100.00%		145,780	0	126,000	271,780
CityCenter Englewood	Denver-Aurora, CO	Wal-Mart (O.B.O.), Ross Dress for Less, Petco, Office Depot, Bally Total Fitness	51.00%	(1)(3)	137,346	131,960	90,000	359,305
Cherry Creek	Denver-Aurora, CO	Sports Authority, PetsMart, Target (O.B.O.)	100.00%		78,148	0	194,523	272,671
Crossing at Stonegate	Denver-Aurora, CO	King Sooper’s +	51.00%	(1)(3)	55,620	53,438	0	109,058
Thorncreek Crossing	Denver-Aurora, CO	Sunflower Farmers Market +, Super Target + (O.B.O.), Barnes & Noble, Cost Plus, Michael’s, OfficeMax, Dollar Tree	51.00%	(1)(3)	108,190	103,947	174,000	386,137
Westminster Plaza	Denver-Aurora, CO	Safeway +, Walgreens (O.B.O.)	50.00%	(1)	48,506	48,506	14,100	111,113

Colorado Total:	# of Properties: 12				1,441,185	1,070,748	1,241,606	3,753,537

Florida
Paradise Key at Kelly Plantation	Fort Walton Beach et al, FL	Publix +, Bed Bath & Beyond, Ross, Old Navy, SteinMart	10.00%	(1)(3)	27,178	244,599	0	271,777
Shoppes at Paradise Isle	Fort Walton Beach et al, FL	Big Lots, Best Buy, PetSmart, Office Depot, Michaels	25.00%	(1)(3)	42,917	128,752	0	171,669
Argyle Village	Jacksonville, FL	Publix +, Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels	100.00%		312,447	0	0	312,447
Atlantic North	Jacksonville, FL	Academy	50.00%	(1)(3)	33,842	33,842	0	67,685
Atlantic West	Jacksonville, FL	T.J. Maxx, Office Depot, Dollar Tree, Shoe Carnival, Kohl’s (O.B.O.)	50.00%	(1)(3)	33,736	33,736	96,010	163,481
Kernan Village	Jacksonville, FL	Walmart (O.B.O.), Ross, Petco	50.00%	(1)(3)	42,652	42,652	203,622	288,925
Epic Village - St. Augustine	Jacksonville, FL	Epic Theaters (O.B.O.)	70.00%	(1)	6,103	2,615	51,977	60,695
Boca Lyons	Miami-Fort Lauderdale et al, FL	Ross Dress for Less, Ethan Allen, Deal$	100.00%		117,515	0	0	117,515
Embassy Lakes	Miami-Fort Lauderdale et al, FL	Winn Dixie +, Tuesday Morning	100.00%		131,723	0	48,214	179,937

Weingarten Realty Investors

Property Listing

As of September 30, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Hollywood Hills Plaza	Miami-Fort Lauderdale et al, FL	Publix +, Target, CVS/pharmacy	20.00%	(1)(3)	72,957	291,828	43,724	408,509
TJ Maxx Plaza	Miami-Fort Lauderdale et al, FL	Winn Dixie +, T.J. Maxx, Dollar Tree	100.00%		161,429	0	0	161,429
Palm Lakes Plaza	Miami-Fort Lauderdale et al, FL	Publix +, CVS/pharmacy	20.00%	(1)(3)	22,750	91,002	0	113,752
Kendall Corners	Miami-Fort Lauderdale et al, FL	Ashley Furniture	20.00%	(1)(3)	19,294	77,178	0	96,472
South Dade	Miami-Fort Lauderdale et al, FL	Publix +, Bed Bath & Beyond, Petco, Chuck E. Cheese	20.00%	(1)(3)	43,895	175,578	0	219,473
Tamiami Trail Shops	Miami-Fort Lauderdale et al, FL	Publix +, CVS/pharmacy	20.00%	(1)(3)	22,173	88,694	21,697	132,564
Northridge	Miami-Fort Lauderdale et al, FL	Publix +, Petco, Ross Dress for Less, Anna’s Linens, Bally Total Fitness	20.00%	(1)(3)	47,214	188,855	3,028	239,097
Shoppes at Parkland	Miami-Fort Lauderdale et al, FL	BJ’s Wholesale Club +	30.00%	(1)	43,696	101,956	21,588	167,240
Flamingo Pines	Miami-Fort Lauderdale et al, FL	Publix +	20.00%	(1)(3)	25,292	101,167	21,976	148,435
Flamingo Pines	Miami-Fort Lauderdale et al, FL	Wal-Mart Supercenter + (O.B.O.), U.S. Post Office, Florida Technical College	100.00%		139,462	0	127,299	266,761
Pembroke Commons	Miami-Fort Lauderdale et al, FL	Publix +, Marshalls, Office Depot, LA Fitness, Dollar Tree	20.00%	(1)(3)	60,914	243,658	20,257	324,829
Publix at Laguna Isles	Miami-Fort Lauderdale et al, FL	Publix +	100.00%		69,475	0	0	69,475
Vizcaya Square	Miami-Fort Lauderdale et al, FL	Bio Medical	100.00%		112,410	0	0	112,410
Sunrise West Shopping Center	Miami-Fort Lauderdale et al, FL	Publix +	25.00%	(1)(3)	19,080	57,241	0	76,321
Colonial Landing	Orlando, FL	PetSmart, Sports Authority, Bed Bath & Beyond	50.00%	(1)	131,504	131,504	0	263,007
Colonial Plaza	Orlando, FL	Staples, Ross Dress for Less, Marshalls, Babies “R” Us, Old Navy, SteinMart, Barnes & Noble, Petco, Big Lots, Hobby Lobby	100.00%		502,182	0	0	502,182
International Drive Value Center	Orlando, FL	Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx	20.00%	(1)(3)	37,133	148,531	0	185,664
Market at Southside	Orlando, FL	Ross Dress for Less, Beall’s, Dollar Tree	100.00%		95,128	0	64,627	159,755
Phillips Crossing	Orlando, FL	Whole Foods +, Golf Galaxy, Michaels	100.00%		145,644	0	0	145,644
Phillips Landing	Orlando, FL	Wal-Mart (O.B.O.), Planet Fitness	100.00%		66,223	0	219,815	286,038
The Marketplace at Dr. Phillips	Orlando, FL	Stein Mart, Home Goods, Morton’s of Chicago, Office Depot	20.00%	(1)(3)	65,222	260,886	0	326,108
The Shoppes at South Semoran	Orlando, FL	Dollar Tree	100.00%		101,486	0	0	101,486
Westland Terrace Plaza	Orlando, FL	Super Target + (O.B.O.), T.J. Maxx, Petco, Shoe Carnival	100.00%		77,521	0	183,000	260,521
Alafaya Square	Orlando, FL	Publix +	20.00%	(1)(3)	35,297	141,189	0	176,486
University Palms	Orlando, FL	Publix +	30.00%	(1)	29,752	69,420	5,955	105,127
Marketplace at Seminole Towne Center	Orlando, FL	Super Target + (O.B.O.), Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco	100.00%		310,112	0	181,913	492,025
Winter Park Corners	Orlando, FL	Whole Foods Market +	100.00%		102,382	0	0	102,382
Indian Harbour Place	Palm Bay-Melbourne et al, FL	Publix +, Beall’s	25.00%	(1)(3)	40,880	122,641	0	163,521
Lake Washington Crossing	Palm Bay-Melbourne et al, FL	Publix +, Famous Labels	25.00%	(1)(3)	29,707	89,121	0	118,828
Lake Washington Square	Palm Bay-Melbourne et al, FL	Tuesday Morning	100.00%		111,811	0	0	111,811
Palm Coast Center	Palm Coast, FL	Super Target (O.B.O.) +, PetSmart, T.J. Maxx, Ross Dress for Less, Michaels	100.00%		171,297	0	189,398	360,695
Pineapple Commons	Port St. Lucie-Fort Pierce, FL	City Furniture, Ross Dress for Less, Best Buy, PetSmart, Marshalls	20.00%	(1)(3)	49,803	199,211	0	249,014
Quesada Commons	Punta Gorda, FL	Publix +	25.00%	(1)(3)	14,722	44,168	0	58,890
Shoppes of Port Charlotte	Punta Gorda, FL	Petco	25.00%	(1)(3)	10,253	30,758	0	41,011
Shoppes of Port Charlotte	Punta Gorda, FL	Chick-Fil-A	25.00%	(1)(3)	980	2,941	0	3,921
Venice Pines	Sarasota-Bradenton-Venice, FL	Sweet Bay +	100.00%		97,303	0	0	97,303
Countryside Centre	Tampa-St. Petersburg et al, FL	T.J. Maxx, Home Goods, Dick’s Sporting Goods	100.00%		242,567	0	0	242,567
Sunset 19	Tampa-St. Petersburg et al, FL	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	100.00%		275,910	0	0	275,910
Largo Mall	Tampa-St. Petersburg et al, FL	Albertsons + (O.B.O.), Beall’s, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, Target (O.B.O.)	100.00%		377,616	0	197,631	575,247
East Lake Woodlands	Tampa-St. Petersburg et al, FL	Sweetbay +, Walgreens	20.00%	(1)(3)	28,123	112,494	0	140,617
Palms of Carrollwood	Tampa-St. Petersburg et al, FL	The Fresh Market +, Bed Bath & Beyond	100.00%		167,887	0	0	167,887

Florida Total:	# of Properties: 49				4,926,599	3,256,217	1,701,731	9,884,545

Georgia
Lakeside Marketplace	Atlanta-Sandy Springs et al, GA	Super Target + (O.B.O.), Ross Dress for Less, Petco, Office Max	100.00%		136,848	0	195,196	332,044
Mansell Crossing	Atlanta-Sandy Springs et al, GA	buybuy BABY, Ross Dress for Less, Rooms to Go	20.00%	(1)(3)	20,586	82,345	0	102,931

Weingarten Realty Investors

Property Listing

As of September 30, 2011

						Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes		WRI Owned	Joint Venture Share	Owned by Other	Total
Camp Creek Marketplace II	Atlanta-Sandy Springs et al, GA	DSW, LA Fitness, Shopper’s World, American Signature	100.00%			196,283	0	31,720	228,003
Cherokee Plaza	Atlanta-Sandy Springs et al, GA	Kroger +	30.00%	(1)		29,925	69,824	0	99,749
Perimeter Village	Atlanta-Sandy Springs et al, GA	Wal-Mart Supercenter +, Cost Plus World Market, DSW, Hobby Lobby	100.00%			387,755	0	0	387,755
Publix at Princeton Lakes	Atlanta-Sandy Springs et al, GA	Publix +	20.00%	(1)(3)		13,681	54,726	3,800	72,207
Brookwood Square	Atlanta-Sandy Springs et al, GA	Marshalls	100.00%			234,501	0	0	234,501
Dallas Commons	Atlanta-Sandy Springs et al, GA	Kroger + (O.B.O.)	100.00%			25,158	0	70,104	95,262
Reynolds Crossing	Atlanta-Sandy Springs et al, GA	Kroger + (O.B.O.)	100.00%			45,758	0	70,225	115,983
Grayson Commons	Atlanta-Sandy Springs et al, GA	Kroger +	100.00%			76,611	0	0	76,611
Sandy Plains Exchange	Atlanta-Sandy Springs et al, GA	Publix +	30.00%	(1)		21,835	50,949	0	72,784
Brownsville Commons	Atlanta-Sandy Springs et al, GA	Kroger + (O.B.O.)	100.00%			27,747	0	54,139	81,886
Roswell Corners	Atlanta-Sandy Springs et al, GA	Super Target + (O.B.O.), Staples, T.J. Maxx,	100.00%			144,834	0	173,535	318,369
Brookwood Marketplace	Atlanta-Sandy Springs et al, GA	Super Target + (O.B.O.), Home Depot, Bed Bath & Beyond, Office Max	100.00%			199,594	0	197,701	397,295
Thompson Bridge Commons	Gainesville, GA	Kroger +	30.00%	(1)		28,676	66,911	0	95,587

Georgia Total:	# of Properties: 15					1,589,792	324,755	796,420	2,710,967

Illinois
Burbank Station	Chicago et al, IL-IN-WI	Food For Less +, Babies “R” Us, AJ Wright, Office Max, The Sports Authority, PetSmart	100.00%			303,566	0	0	303,566

Illinois Total:	# of Properties: 1					303,566	0	0	303,566

Kansas
Kohl’s	Topeka, KS	Barnes & Noble, Kohl’s	100.00%			115,716	0	0	115,716

Kansas Total:	# of Properties: 1					115,716	0	0	115,716

Kentucky
Millpond Center	Lexington-Fayette, KY	Kroger +	100.00%			124,567	0	27,000	151,567
Regency Shopping Centre	Lexington-Fayette, KY	Kroger + (O.B.O.), T.J. Maxx, Michaels	100.00%			142,972	0	46,044	189,016
Tates Creek	Lexington-Fayette, KY	Kroger +, Rite Aid	100.00%			174,290	0	5,160	179,450
Festival at Jefferson Court	Louisville, KY-IN	Kroger +, PetSmart (O.B.O.), Staples, Factory Card Outlet	100.00%			168,986	0	49,410	218,396

Kentucky Total:	# of Properties: 4					610,815	0	127,614	738,429

Louisiana
Town & Country Plaza	Hammond, LA	Winn Dixie +, Office Depot, CVS/pharmacy, Ross Dress for Less	100.00%			224,827	0	0	224,827
River Marketplace	Lafayette, LA	Super Target + (O.B.O.), Ross Dress for Less, Stage, Cost Plus, Books-A-Million	7.80%	(1	)(3)	13,139	155,096	174,700	342,935
Westwood Village	Lafayette, LA	Rouses Supermarket +, Stage	100.00%			138,034	0	0	138,034
14/Park Plaza	Lake Charles, LA	Conn’s, Anna’s Linens, Family Dollar, Citi Trends	100.00%			172,068	0	0	172,068
K-Mart Plaza	Lake Charles, LA	Albertsons +, Kmart, Dollar Tree	50.00%	(1	)(3)	107,974	107,974	16,442	232,390
Prien Lake Plaza	Lake Charles, LA	Target (O.B.O.), Marshalls (O.B.O.), Ross Dress for Less (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%			8,243	0	205,375	213,618
Southgate	Lake Charles, LA	Market Basket +, Office Depot, Books-A-Million	100.00%			158,587	0	0	158,587
Danville Plaza	Monroe, LA	County Market +, Citi Trends, Surplus Warehouse	100.00%			141,166	0	0	141,166
Manhattan Place	New Orleans-Metairie-Kenner, LA	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	100.00%			137,315	0	139,300	276,615
Orleans Station	New Orleans-Metairie-Kenner, LA	Car Care Center	100.00%			3,000	0	0	3,000
University Place	Shreveport-Bossier City, LA	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond	20.40%	(1	)(3)	41,137	160,517	174,500	376,154
University Place	Shreveport-Bossier City, LA	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond	100.00%			5,100	0	0	5,100

Louisiana Total:	# of Properties: 11					1,150,590	423,587	710,317	2,284,494

Maine
The Promenade	Lewiston-Auburn, ME	Staples	75.00%	(1)		128,348	42,783	10,807	181,938

Maine Total:	# of Properties: 1					128,348	42,783	10,807	181,938

Weingarten Realty Investors

Property Listing

As of September 30, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Missouri
Ballwin Plaza	St. Louis, MO-IL	Schnucks +, Michaels, Sears Hardware	100.00%		200,915	0	0	200,915
Western Plaza	St. Louis, MO-IL	Value Village	50.00%	(1)(3)	28,317	28,317	0	56,634

Missouri Total:	# of Properties: 2				229,232	28,317	0	257,549

Nevada
Eastern Horizon	Las Vegas-Paradise, NV	Trader Joe’s +, Kmart + (O.B.O.)	100.00%		65,848	0	143,879	209,727
Best in the West	Las Vegas-Paradise, NV	Old Navy, Best Buy, Office Depot, Bed Bath & Beyond, Babies “R” Us, DSW Shoes, PetSmart, Jo-Ann Stores, Sports Authority, Ulta	100.00%		428,067	0	0	428,067
Charleston Commons	Las Vegas-Paradise, NV	Wal-Mart +, Ross, Office Max, 99 Cents Only, PetSmart	100.00%		332,539	0	29,975	362,514
College Park S.C.	Las Vegas-Paradise, NV	El Super +, Sav-On Drugs, Anna’s Linens, Factory 2 U	100.00%		167,654	0	27,713	195,367
Francisco Centre	Las Vegas-Paradise, NV	La Bonita Grocery +, Ross Dress for Less (O.B.O.), Fallas Paredes,	100.00%		116,973	0	31,842	148,815
Mission Center	Las Vegas-Paradise, NV	Sav-On Drug-CVS (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	100.00%		152,151	0	60,018	212,169
Paradise Marketplace	Las Vegas-Paradise, NV	Smith’s Food + (O.B.O.), Dollar Tree	100.00%		77,597	0	70,495	148,092
Rainbow Plaza	Las Vegas-Paradise, NV	Albertsons +, JC Penney, Home Depot, 24 Hour Fitness	100.00%		273,916	0	0	273,916
Rainbow Plaza, Phase I	Las Vegas-Paradise, NV	Albertsons +, JC Penney, Home Depot, 24 Hour Fitness	100.00%		136,369	0	0	136,369
Rancho Towne & Country	Las Vegas-Paradise, NV	Smith’s Food +	100.00%		84,743	0	53,100	137,843
Tropicana Beltway	Las Vegas-Paradise, NV	Wal-Mart Supercenter + (O.B.O.), Lowe’s (O.B.O.), Ross Dress for Less, PetSmart, Office Depot, Sports Authority	100.00%		246,483	0	371,338	617,821
Tropicana Marketplace	Las Vegas-Paradise, NV	Smith’s Food + (O.B.O.), Family Dollar	100.00%		69,475	0	73,168	142,643
Westland Fair North	Las Vegas-Paradise, NV	Wal-Mart Supercenter + (O.B.O.), Lowe’s (O.B.O.), PetSmart, Office Depot, Michaels, Anna’s Linens	100.00%		214,127	0	388,777	602,904

Nevada Total:	# of Properties: 12				2,365,942	0	1,250,305	3,616,247

New Mexico
Eastdale	Albuquerque, NM	Albertsons +, Family Dollar	100.00%		119,091	0	0	119,091
North Towne Plaza	Albuquerque, NM	Whole Foods Market +	100.00%		107,666	0	29,440	137,106
Pavillions at San Mateo	Albuquerque, NM	Old Navy, Shoe Department, Skechers, Dollar Tree	100.00%		151,160	0	57,531	208,691
Wyoming Mall	Albuquerque, NM	Wal-Mart Supercenter + (O.B.O.), Dollar Tree	100.00%		51,713	0	219,186	270,899

New Mexico Total:	# of Properties: 4				429,630	0	306,157	735,787

North Carolina
Galleria	Charlotte-Gastonia et al, NC-SC	Off Broadway Shoes, Wal-Mart (O.B.O.)	100.00%		120,674	0	207,602	328,276
Johnston Road Plaza	Charlotte-Gastonia et al, NC-SC	Food Lion +	100.00%		79,508	0	0	79,508
Steele Creek Crossing	Charlotte-Gastonia et al, NC-SC	BI-LO +, Rite Aid	100.00%		77,301	0	0	77,301
Whitehall Commons	Charlotte-Gastonia et al, NC-SC	Wal-Mart Supercenter + (O.B.O.), BI-LO + (O.B.O.), Lowes (O.B.O.)	100.00%		41,941	0	402,620	444,561
Chatham Crossing	Durham, NC	Lowes Food +, CVS/pharmacy	25.00%	(1)(3)	24,039	72,116	0	96,155
Cole Park Plaza	Durham, NC	Dollar General	25.00%	(1)(3)	20,564	61,694	0	82,258
Bull City Market	Durham, NC	Whole Foods Market +	100.00%		40,875	0	0	40,875
Hope Valley Commons	Durham, NC	Harris Teeter +	100.00%		81,471	0	0	81,471
Mineral Springs Village	Durham, NC	Carlie C’s IGA +, Rite Aid	100.00%		59,859	0	0	59,859
Ravenstone Commons	Durham, NC	Food Lion +	100.00%		60,424	0	0	60,424
Capital Square	Raleigh-Cary, NC	Food Lion +	100.00%		143,063	0	0	143,063
Harrison Pointe	Raleigh-Cary, NC	Harris Teeter +, Staples	100.00%		130,934	0	0	130,934
High House Crossing	Raleigh-Cary, NC	Harris Teeter +	100.00%		89,997	0	0	89,997
Northwoods Market	Raleigh-Cary, NC	Food Lion +	100.00%		77,802	0	0	77,802
Parkway Pointe	Raleigh-Cary, NC	Food Lion +, Rite Aid	100.00%		80,061	0	0	80,061
Avent Ferry	Raleigh-Cary, NC	Food Lion +, Family Dollar	100.00%		111,622	0	0	111,622
Falls Pointe	Raleigh-Cary, NC	Harris Teeter +, Kohl’s (O.B.O.)	100.00%		106,981	0	86,350	193,331

Weingarten Realty Investors

Property Listing

As of September 30, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Leesville Town Centre	Raleigh-Cary, NC	Harris Teeter +, Rite Aid	100.00%		114,396	0	0	114,396
Little Brier Creek	Raleigh-Cary, NC	Lowe’s Food + (O.B.O.)	100.00%		17,119	0	45,802	62,921
Six Forks Station	Raleigh-Cary, NC	Food Lion +,Kmart, Home Depot, Bed Bath & Beyond	100.00%		466,585	0	0	466,585
Stonehenge Market	Raleigh-Cary, NC	Harris Teeter +, SteinMart, Rite Aid	100.00%		188,521	0	0	188,521
Heritage Station	Raleigh-Cary, NC	Harris Teeter +	30.00%	(1)	20,592	48,049	4,028	72,669
Pinecrest Plaza	Southern Pines-Pinehurst, NC	Food Lion +, Michaels, Belk’s, Burke’s Outlet Stores Inc.	100.00%		252,038	0	0	252,038
Waterford Village	Wilmington, NC	Harris Teeter +	100.00%		82,072	0	0	82,072

North Carolina Total:	# of Properties: 24				2,488,439	181,859	746,402	3,416,700

Oklahoma
Market Boulevard	Oklahoma City, OK	Rent 1st	100.00%		35,765	0	0	35,765
Town and Country	Oklahoma City, OK	Office Depot, Big Lots, Westlake Hardware, Aaron Rents	100.00%		128,231	0	0	128,231

Oklahoma Total:	# of Properties: 2				163,996	0	0	163,996

Oregon
Clackamas Square	Portland-Vancouver et al, OR-WA	Winco Foods + (O.B.O.), T.J. Maxx	20.00%	(1)(3)	14,828	59,311	62,600	136,739
Oak Grove Market Center	Portland-Vancouver et al, OR-WA	Safeway +	100.00%		97,177	0	0	97,177
Raleigh Hills Plaza	Portland-Vancouver et al, OR-WA	New Seasons Market +, Walgreens	20.00%	(1)(3)	7,904	31,616	0	39,520

Oregon Total:	# of Properties: 3				119,909	90,927	62,600	273,436

South Carolina
Fresh Market Shoppes	Hilton Head Island-Beaufort, SC	The Fresh Market +	25.00%	(1)(3)	21,530	64,590	0	86,120

South Carolina Total:	# of Properties: 1				21,530	64,590	0	86,120

Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.00%		192,624	0	0	192,624
Commons at Dexter Lake	Memphis, TN-MS-AR	Kroger +, SteinMart, Marshalls	30.00%	(1)	50,087	116,871	11,600	178,558
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR	Kroger +, SteinMart, Marshalls	30.00%	(1)	18,551	43,287	5,000	66,838
Highland Square	Memphis, TN-MS-AR	Walgreens	100.00%		14,490	0	0	14,490
Mendenhall Commons	Memphis, TN-MS-AR	Kroger +	30.00%	(1)	26,432	61,676	0	88,108
Summer Center	Memphis, TN-MS-AR	Kroger +, Ross Dress for Less	100.00%		139,428	0	0	139,428

Tennessee Total:	# of Properties: 5				441,612	221,834	16,600	680,046

Texas
Bell Plaza	Amarillo, TX	United Supermarket +, Dollar Tree	15.00%	(1)	19,595	111,036	0	130,631
Coronado	Amarillo, TX	Subway	100.00%		48,165	0	0	48,165
Calder	Beaumont-Port Arthur, TX	Harmony Science Academy	100.00%		34,641	0	0	34,641
North Park Plaza	Beaumont-Port Arthur, TX	Target (O.B.O.), Toys “R” Us (O.B.O.)	50.00%	(1)(3)	70,036	70,036	162,534	302,606
Phelan	Beaumont-Port Arthur, TX	Kroger + (O.B.O.)	100.00%		12,000	0	0	12,000
Phelan West	Beaumont-Port Arthur, TX	Kroger + (O.B.O.)	66.70%	(1)(3)	15,552	7,779	58,890	82,221
Crossroads	Beaumont-Port Arthur, TX	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.00%		115,692	0	0	115,692
Lone Star Pavilions	College Station-Bryan, TX	Best Buy, Office Depot, Barnes & Noble	100.00%		106,907	0	0	106,907
Moore Plaza	Corpus Christi, TX	H. E. B. + (O.B.O.), Office Depot, Marshalls, Target (O.B.O.), Old Navy, Hobby Lobby, Steinmart	100.00%		372,121	0	227,972	600,093
Gateway Station	Dallas-Fort Worth-Arlington, TX	Conn’s, Ross Dress for Less (O.B.O.), PetsMart (O.B.O.), Old Navy (O.B.O.), Best Buy (O.B.O.)	70.00%	(1)	47,950	20,550	429,608	498,108
Horne Street Market	Dallas-Fort Worth-Arlington, TX	24 Hour Fitness	100.00%		42,267	0	0	42,267
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX	Sprouts Farmers Market +, Sports Authority, PetsMart, T.J. Maxx, Home Depot (O.B.O.), Goody Goody Wines, Anna’s Linens, buybuy BABY	100.00%		355,259	0	110,000	465,259
Independence Plaza	Dallas-Fort Worth-Arlington, TX	Babies “R” Us, Family Dollar, Harbor Freight	100.00%		170,363	0	0	170,363
Custer Park	Dallas-Fort Worth-Arlington, TX	Kroger + (O.B.O.)	100.00%		114,489	0	65,084	179,573
Pitman Corners	Dallas-Fort Worth-Arlington, TX	Albertsons +, Tuesday Morning	100.00%		192,283	0	0	192,283

Weingarten Realty Investors

Property Listing

As of September 30, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX	SteinMart, Old Navy, Office Depot, Marshalls, Babies “R” Us, PETCO, Nordstrom	20.00%	(1)(3)	72,667	290,670	0	363,337
Lake Pointe Market Center	Dallas-Fort Worth-Arlington, TX	Tom Thumb + (O.B.O.), Walgreens (O.B.O.)	100.00%		40,513	0	81,176	121,689
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX	Albertsons + (O.B.O)	100.00%		26,088	0	61,920	88,008
Montgomery Plaza	Houston-Baytown-Sugar Land, TX	Academy, Conn’s, 99 Cents Only, Petco, Anna’s Linens, Spec’s	100.00%		300,772	0	22,215	322,987
Broadway	Houston-Baytown-Sugar Land, TX	Big Lots, Family Dollar	15.00%	(1)	11,191	63,413	0	74,604
Food King Place	Houston-Baytown-Sugar Land, TX	Vacant	100.00%		28,062	0	0	28,062
Galveston Place	Houston-Baytown-Sugar Land, TX	Randall’s +, Office Depot, Palais Royal, Spec’s Liquor	100.00%		210,187	0	0	210,187
10/Federal	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Palais Royal, Citi Trends	15.00%	(1)	19,871	112,601	0	132,472
Alabama-Shepherd	Houston-Baytown-Sugar Land, TX	PetSmart	100.00%		56,110	0	0	56,110
Bayshore Plaza	Houston-Baytown-Sugar Land, TX	Fitness Connections (O.B.O.)	100.00%		36,039	0	86,000	122,039
Bellaire Boulevard	Houston-Baytown-Sugar Land, TX	Randall’s +	30.00%	(1)	10,524	24,557	6,192	41,273
Braeswood Square	Houston-Baytown-Sugar Land, TX	Belden’s +, Walgreens	100.00%		103,336	0	0	103,336
Centre at Post Oak	Houston-Baytown-Sugar Land, TX	Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack	100.00%		186,201	0	0	186,201
Champions Village	Houston-Baytown-Sugar Land, TX	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	30.00%	(1)	115,374	269,207	0	384,581
Cullen Center	Houston-Baytown-Sugar Land, TX	Beauty Supply	100.00%		7,316	0	0	7,316
Cullen Plaza	Houston-Baytown-Sugar Land, TX	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	12,678	71,839	0	84,517
Cypress Pointe	Houston-Baytown-Sugar Land, TX	Kroger +, Office Depot, Babies “R” Us	100.00%		186,399	0	96,660	283,059
Eastpark	Houston-Baytown-Sugar Land, TX	Jack in the Box, CVS/pharmacy (O.B.O.), US Postal Service (O.B.O.)	100.00%		1,576	0	0	1,576
Edgebrook	Houston-Baytown-Sugar Land, TX	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	11,769	66,691	0	78,460
Fiesta Village	Houston-Baytown-Sugar Land, TX	Fiesta +	15.00%	(1)	4,537	25,712	0	30,249
Fondren/West Airport	Houston-Baytown-Sugar Land, TX	El Ahorro +	100.00%		37,717	0	0	37,717
Glenbrook Square	Houston-Baytown-Sugar Land, TX	Kroger +	15.00%	(1)	11,684	66,206	0	77,890
Griggs Road	Houston-Baytown-Sugar Land, TX	Family Dollar, Citi Trends	15.00%	(1)	12,017	68,099	0	80,116
Harrisburg Plaza	Houston-Baytown-Sugar Land, TX	Fallas Paredes	15.00%	(1)	14,016	79,422	0	93,438
Heights Plaza	Houston-Baytown-Sugar Land, TX	Kroger +	100.00%		71,777	0	0	71,777
Humblewood Shopping Plaza	Houston-Baytown-Sugar Land, TX	Kroger +, Conn’s, Walgreens, Michaels (O.B.O.), DSW (O.B.O.)	100.00%		176,673	0	99,000	275,673
I-45/Telephone Rd. Center	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, FAMSA, Dollar Tree, Fallas Paredes	15.00%	(1)	25,768	146,021	0	171,789
Jacinto City	Houston-Baytown-Sugar Land, TX	Sellers Bros. +	50.00%	(1)	24,569	24,569	0	49,138
Kirby Strip Center	Houston-Baytown-Sugar Land, TX	Freebirds Burrito	100.00%		10,000	0	0	10,000
Lawndale	Houston-Baytown-Sugar Land, TX	LaMichoacana Meat Market +, Family Dollar, 99 Cents Only	15.00%	(1)	7,819	44,308	0	52,127
Little York Plaza	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Fallas Paredes	15.00%	(1)	17,082	96,796	0	113,878
Lyons Avenue	Houston-Baytown-Sugar Land, TX	Fiesta +, Fallas Paredes	15.00%	(1)	10,144	57,485	0	67,629
Market at Westchase	Houston-Baytown-Sugar Land, TX	Whole Foods Market +	100.00%		84,081	0	0	84,081
North Main Square	Houston-Baytown-Sugar Land, TX	O’Reilly Auto Parts	100.00%		18,515	0	0	18,515
North Oaks	Houston-Baytown-Sugar Land, TX	T.J. Maxx, Staples, Ross Dress for Less, Big Lots, DSW, Half Price Books, Anna’s Linens, Hobby Lobby	15.00%	(1)	60,778	344,408	0	405,186
North Triangle	Houston-Baytown-Sugar Land, TX	CiCi’s Pizza	100.00%		16,060	0	0	16,060
Northbrook Center	Houston-Baytown-Sugar Land, TX	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.00%		173,288	0	0	173,288
Northwest Crossing	Houston-Baytown-Sugar Land, TX	Target (O.B.O.), Marshalls, Best Buy, Dollar Tree, Big Lots	75.00%	(1)(3)	134,692	44,897	120,721	300,310
Oak Forest	Houston-Baytown-Sugar Land, TX	Kroger +, Ross Dress for Less, Dollar Tree	100.00%		151,324	0	0	151,324
Orchard Green	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Family Dollar	100.00%		74,983	0	0	74,983
Randall’s /Cypress Station	Houston-Baytown-Sugar Land, TX	ATI Career Training Center	100.00%		136,891	0	0	136,891
Randall’s /Kings Crossing	Houston-Baytown-Sugar Land, TX	Randall’s +, CVS/pharmacy	30.00%	(1)	37,919	88,478	0	126,397
Randall’s /Norchester	Houston-Baytown-Sugar Land, TX	Playa Azul Seafood & Oyster Bar	100.00%		105,076	0	0	105,076
Richmond Square	Houston-Baytown-Sugar Land, TX	Best Buy (O.B.O.), Cost Plus	100.00%		35,623	0	58,247	93,870
River Oaks East	Houston-Baytown-Sugar Land, TX	Kroger +	100.00%		71,265	0	0	71,265
River Oaks West	Houston-Baytown-Sugar Land, TX	Barnes & Noble, Talbots, Ann Taylor, Gap, JoS. A. Bank	100.00%		248,861	0	0	248,861
Sheldon Forest North	Houston-Baytown-Sugar Land, TX	Family Dollar	100.00%		22,040	0	0	22,040
Sheldon Forest South	Houston-Baytown-Sugar Land, TX	Gerland’s +, Burke’s Outlet	50.00%	(1)	37,670	37,670	0	75,340
Shops at Three Corners	Houston-Baytown-Sugar Land, TX	Fiesta +, Ross Dress for Less, PetSmart, Office Depot, Big Lots	70.00%	(1)	173,060	74,169	25,121	272,350

Weingarten Realty Investors

Property Listing

As of September 30, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Southgate	Houston-Baytown-Sugar Land, TX	Food-A-Rama +, CVS/pharmacy, Family Dollar, Palais Royal	15.00%	(1)	18,789	106,471	0	125,260
Spring Plaza	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Family Dollar	15.00%	(1)	8,875	50,291	0	59,166
Stella Link	Houston-Baytown-Sugar Land, TX	Sellers Bros.+, Burke’s Outlet, Spec’s Liquor Warehouse	100.00%		70,087	0	0	70,087
Studemont	Houston-Baytown-Sugar Land, TX	Fiesta +	100.00%		28,466	0	0	28,466
Ten Blalock Square	Houston-Baytown-Sugar Land, TX	99 Ranch Market +	100.00%		97,277	0	0	97,277
Village Arcade	Houston-Baytown-Sugar Land, TX	Gap, Baby Gap, Chicos	100.00%		57,203	0	0	57,203
Village Arcade-Phase II	Houston-Baytown-Sugar Land, TX	Talbots	100.00%		28,371	0	0	28,371
Village Arcade-Phase III	Houston-Baytown-Sugar Land, TX	Banana Republic, Express, Ann Taylor	100.00%		107,134	0	0	107,134
Village Plaza at Bunker Hill	Houston-Baytown-Sugar Land, TX	H. E. B. +, PetSmart, Babies “R” Us	57.80%	(1)(3)	283,399	207,335	4,470	495,204
Westchase Center	Houston-Baytown-Sugar Land, TX	Randall’s+ ,Ross Dress for Less, Golfsmith, Palais Royal, Petco, Target (O.B.O.)	100.00%		231,477	0	99,550	331,027
Westhill Village	Houston-Baytown-Sugar Land, TX	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.00%		130,041	0	0	130,041
Cedar Bayou	Houston-Baytown-Sugar Land, TX	La Marque Fire Dept. (O.B.O.)	100.00%		14,873	0	30,688	45,561
League City Plaza	Houston-Baytown-Sugar Land, TX	Kroger +	15.00%	(1)	19,048	107,942	0	126,990
Rose-Rich	Houston-Baytown-Sugar Land, TX	Family Dollar, Palais Royal	100.00%		100,096	0	0	100,096
Market at Town Center	Houston-Baytown-Sugar Land, TX	Old Navy, Home Goods, Marshalls, Ross Dress for Less	100.00%		388,659	0	0	388,659
Island Market Place	Houston-Baytown-Sugar Land, TX	Food King +	100.00%		27,277	0	0	27,277
Palmer Plaza	Houston-Baytown-Sugar Land, TX	Dollar Tree	100.00%		96,526	0	99,980	196,506
Killeen Marketplace	Killeen-Temple-Fort Hood, TX	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	100.00%		115,203	0	135,934	251,137
North Creek Plaza	Laredo, TX	H. E. B. + (O.B.O.), Target (O.B.O.), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond	100.00%		239,897	0	241,867	481,764
Plantation Centre	Laredo, TX	H. E. B. +	100.00%		135,468	0	7,642	143,110
Central Plaza	Lubbock, TX	Bed Bath & Beyond, Old Navy, Staples	100.00%		151,677	0	0	151,677
Angelina Village	Lufkin, TX	Kmart, Conn’s	100.00%		248,199	0	0	248,199
Las Tiendas Plaza	McAllen-Edinburg-Pharr, TX	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot	50.00%	(1)(3)	143,968	143,968	212,132	500,067
Market at Nolana	McAllen-Edinburg-Pharr, TX	Wal-Mart (O.B.O.)	50.00%	(1)(3)	20,315	20,315	203,191	243,821
Northcross	McAllen-Edinburg-Pharr, TX	Barnes & Noble	50.00%	(1)(3)	37,758	37,758	0	75,517
Old Navy Building	McAllen-Edinburg-Pharr, TX	Old Navy	50.00%	(1)(3)	7,500	7,500	0	15,000
South 10th St. HEB	McAllen-Edinburg-Pharr, TX	H. E. B. +	50.00%	(1)(3)	51,851	51,851	0	103,702
Market at Sharyland Place	McAllen-Edinburg-Pharr, TX	Wal-Mart (O.B.O.), Kohl’s, Dollar Tree	50.00%	(1)(3)	56,456	56,456	188,262	301,174
Sharyland Towne Crossing	McAllen-Edinburg-Pharr, TX	H.E.B. +, Target (O.B.O.), T.J. Maxx, Petco, Office Depot, Ross Dress for Less	50.00%	(1)(3)	176,520	176,520	131,909	484,949
Starr Plaza	Rio Grande City, TX	H. E. B. +, Beall’s, Dollar General	50.00%	(1)(3)	88,346	88,346	0	176,693
Fiesta Trails	San Antonio, TX	H. E. B. + (O.B.O.), Target (O.B.O.), Act III Theatres, Marshalls, Office Max, SteinMart, Petco, Anna’s Linens	100.00%		306,370	0	176,000	482,370
Oak Park Village	San Antonio, TX	H. E. B. +	30.00%	(1)	19,286	45,001	0	64,287
Parliament Square	San Antonio, TX	Family Dollar, Anytime Fitness, Bernina New Home Sewing Center	100.00%		64,950	0	0	64,950
Parliament Square II	San Antonio, TX	Incredible Pizza	100.00%		54,541	0	0	54,541
Thousand Oaks	San Antonio, TX	H. E. B. +, Beall’s, Tuesday Morning	15.00%	(1)	24,432	138,450	0	162,882
Valley View	San Antonio, TX	Marshalls, Dollar Tree, Blockbuster	100.00%		91,544	0	0	91,544
Broadway	Tyler, TX	SteinMart	100.00%		60,400	0	0	60,400

Texas Total:	# of Properties: 97				8,962,201	3,544,823	3,242,965	15,749,990

Utah
Alpine Valley Center	Provo-Orem, UT	Super Target + (O.B.O.), Old Navy, Justice, Dollar Tree, Office Depot	33.30%	(1)(3)	30,382	60,772	133,500	224,654
Taylorsville Town Center	Salt Lake City, UT	The Fresh Market + (O.B.O.), Rite Aid	100.00%		94,157	0	40,057	134,214
West Jordan Town Center	Salt Lake City, UT	Target (O.B.O.), Petco, Office Depot	100.00%		182,099	0	122,800	304,899

Utah Total:	# of Properties: 3				306,638	60,772	296,357	663,767

Weingarten Realty Investors

Property Listing

As of September 30, 2011

						Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes		WRI Owned	Joint Venture Share	Owned by Other	Total
Washington
Mukilteo Speedway Center	Seattle-Tacoma-Bellevue, WA	Dollar Tree	20.00%	(1	)(3)	18,055	72,218	0	90,273
Meridian Town Center	Seattle-Tacoma-Bellevue, WA	Safeway + (O.B.O.), Jo-Ann Fabric & Craft Store, Tuesday Morning	20.00%	(1	)(3)	15,533	62,133	65,346	143,012
South Hill Center	Seattle-Tacoma-Bellevue, WA	Bed Bath & Beyond, Ross Dress for Less, Best Buy	20.00%	(1	)(3)	26,802	107,208	0	134,010
Promenade 23	Seattle-Tacoma-Bellevue, WA	Red Apple Grocers +, Walgreens	100.00%			96,660	0	0	96,660
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA	Safeway +, Ross Dress for Less	20.00%	(1	)(3)	21,485	85,938	0	107,423

Washington Total:	# of Properties: 5					178,535	327,497	65,346	571,378

Industrial
Operating Properties
California
Siempre Viva Business Park	San Diego-Carlsbad et al, CA	Eaton Electrical Inc., Reynolds Logistics Inc., Bose Corporation	20.00%	(1	)(3)	120,880	483,522	0	604,402

California Total:	# of Properties: 1					120,880	483,522	0	604,402

Florida
Lakeland Industrial Center	Lakeland, FL	Rooms to Go, Publix, Star Distribution, Chep USA	100.00%			600,000	0	0	600,000
Lakeland Interstate Industrial Park I	Lakeland, FL	Acuity Specialty Products Group, Inc.,	100.00%			168,400	0	0	168,400
1801 Massaro	Tampa-St. Petersburg et al, FL	MiTek Industries, Inc.,	100.00%			159,000	0	0	159,000
Hopewell Industrial Center	Tampa-St. Petersburg et al, FL	Parts Depot, Inc., South Dade Automotive	100.00%			224,483	0	0	224,483

Tampa East Industrial Portfolio	Tampa-St. Petersburg et al, FL	General Electric, Florida Air Conditioning Distrib, HD Supply Plumbing,	100.00%			512,923	0	0	512,923
	GE Polymershapes, Creative Recycling Systems

Florida Total:	# of Properties: 5					1,664,806	0	0	1,664,806

Georgia
Atlanta Industrial Park	Atlanta-Sandy Springs et al, GA	Atlantic Chemical & Equip	100.00%			120,200	0	0	120,200
Atlanta Industrial Park II & VI	Atlanta-Sandy Springs et al, GA	Target Container Co., Sanderson Industries, Inc., GSC Packaging	100.00%			316,320	0	0	316,320
Riverview Distribution Center	Atlanta-Sandy Springs et al, GA	Chep USA	100.00%			265,200	0	165,000	430,200
Sears Logistics	Atlanta-Sandy Springs et al, GA	Sears Logistics Services	20.00%	(1	)(3)	80,511	322,043	0	402,554
SouthPark 3075	Atlanta-Sandy Springs et al, GA	American Tire Distributors	100.00%			234,525	0	0	234,525
Southside Industrial Parkway	Atlanta-Sandy Springs et al, GA	Mission Produce	100.00%			72,000	0	0	72,000
Westlake 125	Atlanta-Sandy Springs et al, GA	Maxwell Chase Technologies, LLC, Nissei ASB Company, Berlin	100.00%			154,464	0	0	154,464
Kennesaw 75	Atlanta-Sandy Springs et al, GA	Trane, Clorox Services Company, Builders Specialties, LLC	100.00%			178,467	0	0	178,467
6485 Crescent Drive	Atlanta-Sandy Springs et al, GA	Zurn Industries LLC	20.00%	(1	)(3)	72,092	288,368	0	360,460

Georgia Total:	# of Properties: 8					1,493,779	610,411	165,000	2,269,190

Tennessee
Crowfarn Drive Warehouse	Memphis, TN-MS-AR	CMI Freight Transportation, Sergeant’s Pet Care Products	20.00%	(1	)(3)	31,770	127,079	0	158,849
Outland Business Center	Memphis, TN-MS-AR	Vistar Corporation, Kuehne & Nagel, TricorBraun	20.00%	(1	)(3)	82,088	328,350	0	410,438
Southpoint I & II	Memphis, TN-MS-AR	AF Services, Sunnywood Products, Inc., Wynit	100.00%			570,940	0	0	570,940

Tennessee Total:	# of Properties: 3					684,798	455,429	0	1,140,227

Texas
Braker 2 Business Center	Austin-Round Rock, TX	Home Team Pest Defense, MJC Electronics Corporation	100.00%			27,359	0	0	27,359

Corporate Center Park I and II	Austin-Round Rock, TX	Phoenix Lamar Corp, CenTex Independent Electrical, Schindler Elevator	100.00%			120,681	0	0	120,681
Oak Hills Industrial Park	Austin-Round Rock, TX	Terracon, Inc., Illumitex	100.00%			89,858	0	0	89,858
Rutland 10 Business Center	Austin-Round Rock, TX	Media Event Concepts, Inc., Stellar Micro Devices	100.00%			54,000	0	0	54,000
Southpark A,B,C	Austin-Round Rock, TX	Texas EZ Pawn	100.00%			78,276	0	0	78,276
Southpoint Service Center	Austin-Round Rock, TX	Green Building Energy Services	100.00%			58,297	0	0	58,297
Midpoint I-20 Distribution Center	Dallas-Fort Worth-Arlington, TX	Tred-It Tire & Wheel, Amercian Medical Response, Vic Thompson	100.00%			253,165	0	0	253,165
Randol Mill Place	Dallas-Fort Worth-Arlington, TX	Protech Electronics, Inc., Premier Products	100.00%			54,639	0	0	54,639

Weingarten Realty Investors

Property Listing

As of September 30, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
1625 Diplomat Drive	Dallas-Fort Worth-Arlington, TX	Rooftop Systems, Inc.	100.00%		106,140	0	0	106,140
Midway Business Center	Dallas-Fort Worth-Arlington, TX	Luxury of Leather, Jet Pay, LLC	100.00%		141,246	0	0	141,246
Manana Office Center	Dallas-Fort Worth-Arlington, TX	Dave & Busters, All-Tex Supply, Lewis-Goetz and Company	100.00%		223,128	0	0	223,128
Newkirk Service Center	Dallas-Fort Worth-Arlington, TX	Restaurant Technologies, Corporate Meeting Services	100.00%		105,892	0	0	105,892
Northeast Crossing Office/Service Center	Dallas-Fort Worth-Arlington, TX	ASCOA - Ambulatory Surgical Center, Capital Title of Texas	100.00%		78,700	0	0	78,700
Redbird Distribution Center	Dallas-Fort Worth-Arlington, TX	Maco Builders Cabinet Group	100.00%		110,839	0	0	110,839
Regal Distribution Center	Dallas-Fort Worth-Arlington, TX	General Insulation Company, Parkland Health & Hosp System, BKM Total Office of Texas, L.P., Aero-Med, Ltd.	100.00%		202,559	0	0	202,559
Space Center Industrial Park	Dallas-Fort Worth-Arlington, TX	Facility Interiors, Inc., Wilson Office Interiors	100.00%		264,582	0	0	264,582
McGraw Hill Distribution Center	Dallas-Fort Worth-Arlington, TX	McGraw Hill Companies, Inc.	100.00%		417,938	0	0	417,938
Freeport Commerce Center	Dallas-Fort Worth-Arlington, TX	McGraw Hill Companies, Inc., TKS (U.S.A.), Inc.	100.00%		50,590	0	0	50,590
Central Plano Business Park	Dallas-Fort Worth-Arlington, TX	Underwriters Laboratories, Motion Dynamics	100.00%		137,785	0	0	137,785
Jupiter Business Park	Dallas-Fort Worth-Arlington, TX	Ericsson Radio Systems	100.00%		189,532	0	0	189,532
Jupiter Service Center	Dallas-Fort Worth-Arlington, TX	Interceramic Tile, Gemaire Distributors	100.00%		78,480	0	0	78,480
Sherman Plaza Business Park	Dallas-Fort Worth-Arlington, TX	Weingarten Realty Regional Office, Quadravox, Inc.	100.00%		101,140	0	0	101,140
610 and 11th St. Warehouse	Houston-Baytown-Sugar Land, TX	Iron Mountain	20.00%	(1)(3)	48,728	194,914	0	243,642
610 and 11th St. Warehouse	Houston-Baytown-Sugar Land, TX	Prefco Corp.	100.00%		104,975	0	0	104,975
610/288 Business Park	Houston-Baytown-Sugar Land, TX	Palmer Logistics, Dupuy Storage	20.00%	(1)(3)	59,060	236,240	0	295,300
Beltway 8 Business Park	Houston-Baytown-Sugar Land, TX	Premier Home Technology	100.00%		157,498	0	0	157,498
Blankenship Building	Houston-Baytown-Sugar Land, TX	Star Displays	100.00%		59,718	0	0	59,718
Brookhollow Business Center	Houston-Baytown-Sugar Land, TX	YMCA of Greater Houston, Surgeon’s Management, Houston Digital Instruments	100.00%		133,970	0	0	133,970
Claywood Industrial Park	Houston-Baytown-Sugar Land, TX	Pioneer Distribution Center, Packaging Corporation of America	100.00%		101,125	0	200,850	301,975
Crosspoint Warehouse	Houston-Baytown-Sugar Land, TX	Foam Enterprises, LLC	100.00%		72,505	0	0	72,505
Houston Cold Storage Warehouse	Houston-Baytown-Sugar Land, TX	Houston Central Industries, Inc.	100.00%		128,752	0	0	128,752
Kempwood Industrial	Houston-Baytown-Sugar Land, TX	Pioneer Contract Services, Veritas Geophysical Corporation	20.00%	(1)(3)	43,898	175,591	0	219,489
Kempwood Industrial	Houston-Baytown-Sugar Land, TX	Pioneer Contract Services	100.00%		113,218	0	0	113,218
Lathrop Warehouse	Houston-Baytown-Sugar Land, TX	United D.C., Inc.	20.00%	(1)(3)	50,378	201,512	0	251,890
Navigation Business Park	Houston-Baytown-Sugar Land, TX	Genesis Worldwide Logistics	20.00%	(1)(3)	47,603	190,411	0	238,014
Northway Park II	Houston-Baytown-Sugar Land, TX	Jet Lube, Inc., South Texas Bolt & Fitting, Custom Polymers	20.00%	(1)(3)	60,715	242,862	0	303,577
Railwood F	Houston-Baytown-Sugar Land, TX	Shell Oil Company	20.00%	(1)(3)	60,000	240,000	0	300,000
Railwood G	Houston-Baytown-Sugar Land, TX	Global Stainless Supply, Inc.	50.00%	(1)(3)	105,425	105,425	0	210,850
Railwood Industrial Park	Houston-Baytown-Sugar Land, TX	Val-Fit Inc., Georgia Gulf Chemicals & Vinyl	20.00%	(1)(3)	99,531	398,125	0	497,656
Railwood Industrial Park	Houston-Baytown-Sugar Land, TX	Distribution International SW, AJ Logistics, YRC Logistics Services	100.00%		402,680	0	0	402,680
Southport Business Park 5	Houston-Baytown-Sugar Land, TX	Surface Preparation - Texas, LLC, Birch Plastics, Soltex Inc.	100.00%		159,706	0	0	159,706
Stonecrest Business Center	Houston-Baytown-Sugar Land, TX	Alpha Omega Caseworks	100.00%		111,036	0	0	111,036
Town & Country Commerce Center	Houston-Baytown-Sugar Land, TX	Arizona Tile, Seitel	100.00%		206,056	0	0	206,056
West 10 Business Center II	Houston-Baytown-Sugar Land, TX	Summers Group, Inc.	100.00%		82,658	0	0	82,658
West Loop Commerce Center	Houston-Baytown-Sugar Land, TX	Inter-Tel Technologies	100.00%		35,886	0	0	35,886
West-10 Business Center	Houston-Baytown-Sugar Land, TX	Network-Interstate Co.	100.00%		99,883	0	0	99,883
Westgate Service Center	Houston-Baytown-Sugar Land, TX	Welltec, Inc., 3M Company, CAS Holdings, Inc.	100.00%		124,563	0	0	124,563
Freeport Business Center	Houston-Baytown-Sugar Land, TX	Yokagawa, Life-Tech, PSI Group	100.00%		251,645	0	0	251,645
Crosswinds Distribution Center	San Antonio, TX	American Tile Supply	100.00%		142,403	0	0	142,403
Interwest Business Park	San Antonio, TX	All-American Sports, Gell Service Company, Inc., Goodman Manufacturing Company, L.P.	100.00%		219,244	0	0	219,244
Isom Business Park	San Antonio, TX	Gate Gourmet, Wells Fargo Bank, Colour Solutions	100.00%		175,200	0	0	175,200
O’Connor Road Business Park	San Antonio, TX	Ingersoll Rand, TD Industries	100.00%		150,091	0	0	150,091

Texas Total:	# of Properties: 50				6,552,976	1,985,080	200,850	8,738,906

Virginia
Enterchange at Northlake A	Richmond, VA	FedEx, Owens & Minor	100.00%		215,077	0	0	215,077

Weingarten Realty Investors

Property Listing

As of September 30, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Enterchange at Northlake C	Richmond, VA	Techturn, International Paper Company, The Kane Company, Wholesale Millwork	20.00%	(1)(3)	58,623	234,492	0	293,115
Enterchange at Meadowville	Richmond, VA	United States Army	20.00%	(1)(3)	45,362	181,447	0	226,809
Enterchange at Walthall A & B	Richmond, VA	Mazda Motors of America, Inc., Xymid LLC, HCA Richmond Division Inc.	20.00%	(1)(3)	121,336	485,343	0	606,679
Enterchange at Walthall C	Richmond, VA	Hill Phoenix, PSS World Medical	20.00%	(1)(3)	52,384	209,538	0	261,922
Enterchange at Walthall D	Richmond, VA	Saddle Creek, Recall Total Info Manager, Jim’s Formal Wear	100.00%		287,318	0	0	287,318
Interport Business Center A	Richmond, VA	Wyeth-Ayerst Pharmaceuticals, Triple Play Services Inc., Anderson News, LLC	20.00%	(1)(3)	88,204	352,814	0	441,018
Interport Business Center B	Richmond, VA	Mid South Building Supply, Inc., CEVA Freight LLC, BWI Distribution, Inc.	20.00%	(1)(3)	23,600	94,400	0	118,000
Interport Business Center C	Richmond, VA	Sears Home Improvement Products, Inc., Ferguson Enterprise, Inc.	20.00%	(1)(3)	10,977	43,908	0	54,885

Virginia Total:	# of Properties: 9				902,881	1,601,942	0	2,504,823

Other
Operating Properties

Arizona
Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ	Endurance Rehab, Weingarten Realty Regional Office	100.00%		21,122	0	0	21,122

Arizona Total:	# of Properties: 1				21,122	0	0	21,122

Texas
1919 North Loop West	Houston-Baytown-Sugar Land, TX	State of Texas, Weingarten Realty Regional Office	100.00%		138,195	0	0	138,195
Citadel Plaza	Houston-Baytown-Sugar Land, TX	Weingarten Realty Investors Corporate Office	100.00%		121,000	0	0	121,000

Texas Total:	# of Properties: 2				259,195	0	0	259,195

Total Operating Properties	# of Properties: 386				44,041,646	15,125,229	13,777,484	72,944,356

New Development
Colorado
River Point at Sheridan	Denver-Aurora, CO	50.00%		(1)(2)	57,531	57,531	331,174	446,236

Colorado Total:	# of Properties: 1				57,531	57,531	331,174	446,236

Florida
Clermont Landing	Orlando, FL	67.00%		(1)(2)(3)	95,964	47,319	104,175	247,458
Whole Foods @ Carrollwood	Tampa-St. Petersburg et al, FL	100.00%		(2)	36,700	0	0	36,700

Florida Total:	# of Properties: 2				132,664	47,319	104,175	284,158

Georgia
Dacula Marketplace	Atlanta-Sandy Springs et al, GA	100.00%		(2)	6,600	0	92,803	99,403

Georgia Total:	# of Properties: 1				6,600	0	92,803	99,403

North Carolina
Surf City Crossing	Wilmington, NC	100.00%		(2)	56,199	0	0	56,199

North Carolina Total:	# of Properties: 1				56,199	0	0	56,199

Tennessee
Ridgeway Trace	Memphis, TN-MS-AR	100.00%		(2)	146,496	0	137,740	284,236

Weingarten Realty Investors

Property Listing

As of September 30, 2011

						Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes		WRI Owned	Joint Venture Share	Owned by Other	Total
Tennessee Total:	# of Properties: 1					146,496	0	137,740	284,236

Texas
North Towne Plaza	Brownsville-Harlingen, TX		100.00%	(2)		11,600	0	117,000	128,600
Tomball Marketplace	Houston-Baytown-Sugar Land, TX		100.00%	(2)		78,250	0	149,485	227,735
Westwood Center	San Antonio, TX		100.00%	(2)		35,080	0	9,005	44,085

Texas Total:	# of Properties: 3					124,930	0	275,490	400,420

Utah
300 West	Salt Lake City, UT		31.80%	(1	)(2)(3)	13,530	28,976	138,803	181,309

Utah Total:	# of Properties: 1					13,530	28,976	138,803	181,309

Total New Developments	# of Properties: 10					537,950	133,826	1,080,185	1,751,961

Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City									312,761
Lon Adams Rd at Tangerine Farms Rd, Marana									422,532
Southern Avenue and Signal Butte Road, Mesa									90,605

Arizona Total:									825,898

California
Bear Valley Road at Jess Ranch Parkway Phase II, Apple Valley									138,956
Bear Valley Road at Jess Ranch Parkway Phase III, Apple Valley									473,497

California Total:									612,453

Colorado
Mississippi at Havana, Aurora									669,953
Highway 85 and Highway 285, Sheridan									1,003,187

Colorado Total:									1,673,140

Florida
Young Pines and Curry Ford Rd, Orange County									132,422
State Road 100 & Belle Terre Parkway, Palm Coast									292,288
SR 207 at Rolling Hills Dr, St. Augustine									228,254

Florida Total:									652,964

Georgia
NWC South Fulton Parkway @ Hwy 92, Union City									3,554,496

Georgia Total:									3,554,496

Louisiana
Ambassador Caffery at W. Congress, Lafayette									34,848
70th St. at Mansfield Rd., Shreveport									41,818

Louisiana Total:									76,666

Nevada
SWC Highway 215 at Decatur, Las Vegas									707,414

Nevada Total:									707,414

North Carolina
U.S. Hwy 17 & U.S. Hwy 74/76, Leland									549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh									510,959
Highway 17 and Highway 210, Surf City									2,024,233

Weingarten Realty Investors

Property Listing

As of September 30, 2011

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
U.S. Highway 1 at Caveness Farms Rd., Wake Forest								3,074,900

North Carolina Total:								6,159,819

Tennessee
Poplar Avenue and Ridgeway Road, Memphis								53,579

Tennessee Total:								53,579

Texas
U.S. 77 and 83 at SHFM 802, Brownsville								914,723
Rock Prairie Rd. at Hwy. 6, College Station								394,218
River Pointe Drive at Interstate 45, Conroe								118,483
Leslie Rd. at Bandera Rd., Helotes								74,052
Bissonnet at Wilcrest, Houston								40,946
Citadel Plaza at 610 North Loop, Houston								137,214
East Orem, Houston								121,968
Kirkwood at Dashwood Drive, Houston								321,908
Mesa Road at Tidwell, Houston								35,719
Northwest Freeway at Gessner, Houston								117,612
West Little York at Interstate 45, Houston								161,172
West Loop North at Interstate 10, Houston								145,055
Nolana Ave and 29th St., McAllen								163,350
Shary Rd. at North Hwy. 83, Mission								1,607,364
9th Ave. at 25th St., Port Arthur								243,065
Culebra Road and Westwood Loop, San Antonio								403,366
FM 1957 (Potranco Road) and FM 211, San Antonio								8,655,372
SH 151 and Ingram Rd, San Antonio								369,389
US Hwy 281 at Wilderness Oaks, San Antonio								1,269,774
Highway 3 at Highway 1765, Texas City								200,812
FM 2920 and Highway 249, Tomball								459,776

Texas Total:								15,955,338

Utah
South 300 West & West Paxton Avenue, Salt Lake City								201,683

Utah Total:								201,683

Total Unimproved Land								30,473,450

Other Topics of Interest

Weingarten Realty Investors

Reconciliation of Impairment Transactions

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2011		September 30, 2011
Summary of Impaired Items (at pro rata):
Land Held for Development and Undeveloped Land	$21,138	$0.18	$21,138	$0.18
Properties Held for Sale or Sold	15,042	0.13	18,965	0.16
Properties Marketed for Sale	10,207	0.08	10,207	0.08
Finite Life Real Estate Joint Ventures	6,255	0.05	6,255	0.05
Tax Increment Revenue Bonds			18,737	0.16

Total Impairment Loss	$52,642	$0.44	$75,302	$0.63

Financial Statement Impact of Impairment Loss:
Impairment Loss	$35,344	$0.29	$55,006	$0.45
Discontinued Operations	14,845	0.12	17,733	0.15
Equity In Loss of Real Estate Joint Ventures and Partnerships, net	6,912	0.06	7,022	0.06
Net Loss Attributable to Noncontrolling Interests	(4,459)	(0.03)	(4,459)	(0.03)

Total Impairment Loss	$52,642	$0.44	$75,302	$0.63